                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant / X /
Filed by a Party other than the Registrant /   /

Check the appropriate box:

/ X / Preliminary Proxy Statement
/   / Definitive Proxy Statement
/   / Definitive Additional Materials
/   / Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

VLSI Technology, Inc.
(Name of Registrant as specified in its charter)

Registrant
(Name of person(s) filing proxy statement)

Payment of Filing Fee (Check the appropriate box):

/ X / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
/   / $500 per each party to the controversy pursuant to Exchange Act Rule
14a-6(i)(3).
/   / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
                                                                     ----------

- -------------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:
                                                                  -------------

- -------------------------------------------------------------------------------

(3)  Per unit price or other underlying value of transaction computed pursuant
to Exchange Act Rule 0-11:                (A)
                           ---------------

(4)  Proposed maximum aggregate value of transaction:
                                                      -------------------------

__________________
(A) Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
                             --------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:
                                                   ----------------------------
(3)  Filing Party:
                   ------------------------------------------------------------
(4)  Date Filed:
                 --------------------------------------------------------------

                             VLSI TECHNOLOGY, INC.
                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 27, 1995
                                   9:00 A.M.

TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of VLSI Technology, Inc., a Delaware corporation (the "Company"), will be held on Thursday, April 27, 1995, at 9:00 a.m., local time, at the Company's offices located at 1151 McKay Drive, San Jose, California 95131, for the following purposes:

         1. To elect directors to serve for the ensuing year and until their successors are elected.

         2. To ratify and approve amendments to the Company's 1992 Stock Plan and to increase the number of shares reserved for issuance thereunder from 2,000,000 to 4,500,000.

         3. To approve an amendment to the Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder from 6,600,000 to 9,000,000.

         4. To approve an amendment to the Company's Certificate of Incorporation for the purpose of increasing the authorized number of shares of the Company's Common Shares and Common Stock by 45,000,000 shares.

         5. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 29, 1995.

         6. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record at the close of business on February 28, 1995 are entitled to notice of and to vote at the meeting.

         All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to vote, date, sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she returned a proxy.

                                        Sincerely,



                                        THOMAS F. MULVANEY, Secretary

San Jose, California
March ___, 1995

                            VLSI TECHNOLOGY, INC.

                               PROXY STATEMENT
                      FOR ANNUAL MEETING OF STOCKHOLDERS

                INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         The enclosed proxy is solicited on behalf of VLSI Technology, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, April 27, 1995, at 9:00 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The meeting will be held at the Company's offices located at 1151 McKay Drive, San Jose, California 95131. The Company's principal executive office is located at 1109 McKay Drive, San Jose, California 95131 and its telephone number at that address is
(408) 434-3100.

         These proxy solicitation materials were mailed on or about March_____, 1995 to all stockholders entitled to vote at the meeting.


RECORD DATE; OUTSTANDING SHARES

         Stockholders of record at the close of business on February 28, 1995 (the "Record Date") are entitled to notice of and to vote at the meeting. The Company has only one series of Common Shares ("Common Shares") outstanding, which is designated Common Stock, $.01 par value per share ("Common Stock").
At the Record Date, 37,XXX,XXX shares of the Company's Common Stock were issued and outstanding, representing the total number of votes that may be cast at the meeting. See "Voting and Solicitation" below. The closing price of the Company's Common Stock on the Record Date, as reported by the National Association of Securities Dealers, Inc. Automated Quotation National Market System ("NASDAQ/NMS") was $______________ per share.


REVOCABILITY OF PROXIES

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company or the transfer agent a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.


VOTING AND SOLICITATION

         Except as provided below with respect to cumulative voting, each share of Common Stock has one vote on all matters.

         Subject to the procedural requirements described below, every stockholder voting in the election of directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder's shares are entitled, or distribute the stockholder's votes on the same principle among as many candidates as the stockholder thinks fit, provided that votes cannot be cast for more than the number of directors to be elected. If cumulative voting for directors is properly invoked by any stockholder, all stockholders may cumulate their votes. Stockholders may only cast votes for candidates whose names have been properly placed in nomination in accordance with the Company's Bylaws. Any stockholder who desires to cumulate votes in the election of directors must give advance notice to the Company, in accordance with its Bylaws, of such stockholder's intention to cumulate his or her votes and must give notice to the other stockholders at the meeting prior to voting for directors. The required advance notice to the Company must be received at the principal executive office of the Company not less than 20 days nor more than 60 days prior to the meeting and must include the stockholder's name and address, the number of shares of Common Stock beneficially owned and the stockholder's request for cumulative voting.

         The cost of soliciting proxies will be borne by the Company. The Company is retaining Corporate Investor Communications, Inc. to solicit proxies at a cost of approximately $4,000, plus out of pocket expenses. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or facsimile.


QUORUM; ABSTENTIONS; BROKER NON-VOTES

         The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter.

         While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

         In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, the Company intends to treat broker non-votes in this manner. Thus, a broker non-vote will not affect the outcome of the voting on a proposal (other than the amendment to the Certificate of Incorporation).

SECURITY OWNERSHIP

         The following table sets forth the beneficial ownership of Common Stock of the Company as of the Record Date: (i) by each director; (ii) by each executive officer or former executive officer listed in the Summary Compensation Table under the heading "EXECUTIVE OFFICER COMPENSATION" (the "Named Officers"); (iii) by all current directors and executive officers as a group; and (iv) by all persons known by the Company to be the beneficial owners of more than five percent (5%) of the Company's outstanding Common Stock:

                                                                    NUMBER OF                    APPROXIMATE
         NAME OF PERSON OR IDENTITY OF GROUP                         SHARES                      PERCENTAGE
         -----------------------------------                         ------                      ----------
FMR Corp. (1)                                                       3,019,900                        %
  82 Devonshire Street
  Boston, Massachusetts 02109

Intel Corporation (2)                                               2,677,604                         %
  2200 Mission College Boulevard
  Santa Clara, California 95052

Pierre S. Bonelli (3)                                                                                 *

Donald L. Ciffone (4)                                                                                 *

Robert P. Dilworth (5)                                                                                *

Gregory K. Hinckley (6)                                                                               *

James J. Kim (7)                                                                                      *

L. Don Maulsby (8)                                                                                    *

Dieter J. Mezger (9)                                                                                  *

Alfred J. Stein (10)                                                                                  %

Horace H. Tsiang (11)                                                                                 *

All directors and executive officers as a group                                                       %
  (12 persons) (3) (4) (5) (6) (7) (8) (9) (10) (11) (12)

__________________________

*  Less than 1%.

(1) As reported in Schedule 13G Amendment No. 2, dated February 10, 1995, filed by FMR Corp. FMR Corp. is deemed to have sole power to dispose or direct the disposition of all of the 3,019,900 shares.

(2) According to Amendment No. 6 to Schedule 13D dated February 10, 1995, filed by Intel Corporation ("Intel"), Intel does not hold any shares of Common Stock. 2,677,604 shares represent shares issuable to Intel upon exercise of a warrant that expires August 25, 1995.
         See "ELECTION OF DIRECTORS - Certain Transactions".

(3)      These    shares are exercisable within 60 days of the Record Date
               --
         under options held by Mr. Bonelli.

(4)      Includes               shares exercisable within 60 days of the Record
                  -------------
         Date under options held by Mr. Ciffone.

(5)      Includes               shares exercisable within 60 days of the Record
                  -------------
         Date under options held by Mr. Dilworth.

(6)      Includes               shares exercisable within 60 days of the Record
                  -------------
         Date under options held by Mr. Hinckley.

(7)      Includes               shares exercisable within 60 days of the Record
                  -------------
         Date under options held by Mr. Kim.

(8)      Includes               shares exercisable within 60 days of the Record
                  -------------
         Date under options held by Mr. Maulsby.

(9)      Includes               shares exercisable within 60 days of the Record
                  -------------
         Date under options held by Mr. Mezger.

(10)     Includes               shares exercisable within 60 days of the Record
                  -------------
         Date under options held by Mr. Stein.

(11)     Includes               shares exercisable within 60 days of the Record
                  -------------
         Date under options held by Mr. Tsiang.

(12)     Includes               shares exercisable within 60 days of the Record
                  -------------
         Date under options held by four directors and eight executive officers.


COMPLIANCE WITH SECTION 16(A) FILING REQUIREMENTS

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, officers and beneficial owners of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Based solely on its review of the copies of such reports received by it, or written representations from reporting persons, the Company believes that during the fiscal year ended December 30, 1994, its officers, directors and holders of more than 10% of the Company's Common Stock complied with all
Section 16(a) filing requirements.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's next annual meeting of stockholders must be received by the Company no later than November 22, 1995 in order that they may be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting.


                             ELECTION OF DIRECTORS

NOMINEES FOR DIRECTOR

         A Board of five directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are currently directors of the Company. In the event that any Company nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors and cumulative voting has been properly invoked, the proxy holders intend to cumulate their votes and to vote all proxies received by them in accordance with cumulative voting procedures in such a manner as they believe will ensure the election of as many of the nominees listed below as possible. In such event, the specific nominees for whom such votes will be cast will be determined by the proxy holders. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until his successor has been elected and qualified.

         The names of the nominees, their ages as of the Record Date and certain information about them are set forth below.

                                                                                                   DIRECTOR
         NOMINEES               AGE                PRINCIPAL OCCUPATION                             SINCE
         --------               ---                --------------------                            --------
Pierre S. Bonelli (1)(2)......   55   Chief Executive Officer, Sema Group, a                         1983
                                      software, consulting and market research firm

Robert P. Dilworth (1)(2).....   53   President and Chief Executive Officer,                         1991
                                      Metricom Inc., an electronic metering
                                      and communications systems company

James J. Kim (1)(2)...........   59   Chairman of the Board and Chief Executive                      1982
                                      Officer, AMKOR Electronics, Inc., a
                                      semiconductor assembly and test company

Alfred J. Stein...............   62   Chairman of the Board, Chief Executive Officer                 1982
                                      and President of the Company

Horace H. Tsiang..............   53   Chief Executive Officer, First International                   1992
                                      Computer, Inc., a computer manufacturing company

__________________________

(1)  Member of Audit Committee.
(2)  Member of Compensation Committee.

         Except as set forth below, each of the nominees has been engaged in his principal occupation set forth above during the past five years. There are no family relationships between any directors or executive officers of the Company.

         Mr. Bonelli is also a director of Sema Group and Consultronic, Inc.

         Mr. Dilworth is also a director of Metricom Inc., Qume Corporation and Vadem.

         Mr. Stein joined the Company in March 1982 as Chairman of the Board and Chief Executive Officer and also served as President from January 1983 to August 1983 and from August 1993 to the present. Mr. Stein was initially appointed as a director of the Company in April 1982 pursuant to the terms of his employment offer agreement with the Company. Pursuant to such agreement, the Company has agreed to use its best efforts while he is employed as Chief Executive Officer to cause the nomination of Mr. Stein to the Board of Directors, to recommend his election as a director and to continue his appointment as Chairman of the Board so long as he serves as a director. Mr. Stein is also a director of Applied Materials, Inc., Qume Corporation and Tandy Corporation.

         Prior to joining First International Computer, Inc., a Taiwanese manufacturer of products for the computer industry, in November 1991, Mr. Tsiang was employed by Wang Laboratories, Inc., a computer manufacturer, from 1969 through July 1991 in various positions, including Executive Vice President from 1985 to 1991.


VOTE REQUIRED

         The five nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Delaware law.


BOARD MEETINGS AND COMMITTEES

         The Board of Directors of the Company held four meetings during the fiscal year ended December 30, 1994. During such year, no director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and any committees upon which he served.

         The Board of Directors has a Compensation Committee and an Audit Committee. The current members of the Compensation and Audit Committees are identified in the list of directors under "Nominees for Director" above.

         The Compensation Committee is authorized to review and approve the Company's executive compensation policy and to administer the Company's employee stock option and stock purchase plans. See "REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION". The Compensation Committee held three meetings in fiscal 1994. The Compensation Committee is composed solely of non-employee directors.

         The Audit Committee selects and recommends to the Board a firm of independent auditors (whose duty it is to audit the financial statements of the Company for the fiscal year with respect to which they are appointed) and monitors the effectiveness of the audit effort and the Company's internal financial and accounting controls and financial reporting. The Audit Committee held one meeting in fiscal 1994. The Audit Committee is composed solely of non-employee directors.

         There is no nominating committee nor is there any committee performing the duties of a nominating committee.


DIRECTOR COMPENSATION

         Non-employee members of the Board of Directors ("Outside Directors") receive an annual retainer of $10,000, a fee of $2,000 per Board meeting attended and $500 per Board Committee meeting attended (if such meeting is not held within one day of a Board meeting). The Company also reimburses its directors for certain expenses incurred by them in their capacity as directors or in connection with attendance at Board or Committee meetings.

         In addition, Outside Directors participate in the 1986 Directors' Stock Option Plan (the "Directors' Plan"). Certain amendments to the Directors' Plan (the "Directors' Plan Amendments") were approved by the stockholders in May 1994 at the 1994 Annual Meeting. The Directors' Plan provides for the automatic grant of non-statutory options to Outside Directors on an annual basis in order to motivate them to continue to serve as directors. A total of 300,000 shares of the Company's Common Stock is reserved for issuance during the 10-year term of the Plan, which expires in August 2001.
The exercise price of options granted under the Directors' Plan is the fair market value of the Company's Common Stock on the date of the automatic grant, as determined in accordance with the Directors' Plan. Options granted prior to stockholder approval of the Directors' Plan Amendments have a term of five years, and options granted after such approval have a term of ten years.

         Each Outside Director who was serving as such on the date of adoption of the Directors' Plan received an automatic grant on such date of an option to purchase 20,000 shares of Common Stock (an "Initial Option"). An Initial Option becomes exercisable cumulatively with respect to 5,000 shares on the first day of each fiscal year following the date of grant. Each person who becomes an Outside Director subsequent to the date of adoption of the Directors' Plan receives an automatic grant of an Initial Option on the date of his or her initial appointment or election to the Board.

         After receiving an Initial Option, an Outside Director is automatically granted an additional option to purchase 5,000 shares under the Directors' Plan (a "Subsequent Option") on the first day of each fiscal year of the Company. Each Subsequent Option becomes exercisable in full on the first day of the fourth fiscal year beginning after the date of grant of such option. The Directors' Plan Amendments eliminated the previously existing 40,000 - share limit on the number of shares subject to options granted under the Directors' Plan to any director and also provided for the grant of an immediately exercisable replenishment option to purchase up to 20,000 shares to any director whose Initial Option had expired, or in the future expires, unexercised.

         During the last fiscal year, a replenishment option to purchase 20,000 shares at an exercise price of $14.25 per share was granted under the Directors' Plan to each of directors Bonelli and Kim. Subsequent Options to purchase 5,000 shares at an exercise price of $9.75 per share were granted under the Directors' Plan to directors Dilworth and Tsiang. As of December 30, 1994, options to purchase 15,000 shares had been exercised under the Directors' Plan at a net realized value of $65,000 and 175,000 shares remained available for future grant.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee consists of directors Bonelli, Dilworth and Kim.

         The Company paid AMKOR (a corporation of which Mr. Kim is an officer, director and the majority stockholder) or accrued for payment approximately $27,600,000 in fiscal 1994 for assembly and test services performed for the Company by ANAM Semiconductor Technology Co. Ltd. (a Korean corporation with which Mr. Kim is affiliated) under contract with AMKOR.

CERTAIN TRANSACTIONS

         INTEL. On August 25, 1992, Intel Corporation ("Intel") invested $50 million (prior to deduction of issuance costs) in the Company to acquire 5,355,207 shares of the Company's Common Stock (the "Intel Shares") plus a warrant (the "Warrant") to purchase an additional 2,677,604 of the Company's Common Stock (the "Warrant Shares") at $11.69 per share pursuant to the Intel/VLSI Stock and Warrant Purchase Agreement (the "Equity Agreement"). In addition, on July 8, 1992, the Company and Intel entered into a Technology and Manufacturing Agreement (the "Technology Agreement"). Pursuant to the Technology Agreement, Intel licensed its 386SL(TM) core to the Company and the parties were to develop, market and sell integrated circuits into the handheld personal computer market. During 1994, the Company and Intel completed the joint development of integrated circuits for the handheld personal computer market.

         During 1994, it became apparent that the market for handheld personal computers was developing much more slowly than originally anticipated, resulting in significant uncertainty as to the near-term revenue potential of the handheld personal computer market. As a result, in August 1994 the Company and Intel agreed in principal to terminate the Technology Agreement and Intel announced its intention to liquidate all or a portion of its ownership in VLSI. The parties mutually terminated the Technology Agreement in November 1994. In January and February 1995, Intel sold all of the Intel Shares.

         The Equity Agreement currently provides Intel with demand registration rights with respect to the Warrant Shares. The Equity Agreement also imposes certain restrictions on Intel, including a limitation on Intel's ability to acquire additional shares of VLSI voting stock (referred to as a standstill) and a requirement that Intel vote its VLSI stock in the same proportion as other stockholders on matters submitted to the VLSI stockholders for approval (unless it would be materially adverse to Intel's interest). All other significant rights of, and restrictions on, Intel under the Equity Agreement have terminated.

         Terminated rights included a right of first refusal upon a proposed sale of corporate control of the Company, a right to initiate a tender offer for the Company's stock under certain circumstances, a right to respond to a third-party tender offer by making its own tender offer for the Company's stock, a right to maintain its ownership interest in the Company, a right to appoint a director or have an Intel observer attend Company Board of Directors meetings, restrictions on transfer of the Intel Shares, the Warrant and the Warrant Shares and a limited right of first refusal by the Company upon a proposed transfer of the Company's securities by Intel in certain circumstances following a hostile tender offer.

         The Warrant, which expires in August 1995, contains certain antidilution provisions, including adjustments for future stock issuances at prices below fair market value. In the event that the Company is acquired (by merger, sale of assets or otherwise) for consideration other than common stock of the acquiring corporation during the three-year term of the Warrant, the warrantholder is entitled to receive minimum consideration from the acquiring corporation. Such minimum amount, which was equal to $3.25 per Warrant Share as of August 25, 1992, decreases on a straight-line daily basis over the three-year term of the Warrant to zero ($0.72 at December 30, 1994). The Warrant does not give the holder thereof any voting rights prior to exercise of the Warrant and issuance of the Warrant Shares.

         RELOCATION ASSISTANCE. In 1992, to facilitate his relocation, the Company loaned Dieter J. Mezger $100,000 on an interest- free basis with principal due three years from the date of the promissory note and an additional $280,000 with interest payable at the rate of 7% over the one-year term of the promissory note. The due date on that loan has been extended several times by the Board and it is now due on March 31, 1995. In 1994, Mr. Mezger reduced the $280,000 principal amount by $80,000. Both loans are secured by trust deeds on Mr. Mezger's residence. The largest principal amount outstanding during the last fiscal year was $380,000 and the principal amount outstanding at fiscal year end was $300,000. In January 1995, Mr. Mezger paid off, in full, the $100,000 loan and promissory note.

         In 1994, to facilitate his relocation, the Company loaned L. Don Maulsby $89,000 on an interest-free basis with principal due one year from the date of the promissory note. The note is secured by a trust deed on Mr. Maulsby's residence. The full amount remained outstanding at 1994 fiscal year end. During 1994, the Company also reimbursed Mr. Maulsby $73,655 for costs associated with his relocation.

         See also the footnotes to the Summary Compensation Table under the heading "EXECUTIVE OFFICER COMPENSATION" and the information under the heading "ELECTION OF DIRECTORS - Compensation Committee Interlocks and Insider Participation".


                         EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table, together with the footnotes thereto, summarizes the total compensation for fiscal year 1994 of the Chief Executive Officer and the four other most highly compensated executive officers of the Company (collectively, the "Named Officers"), as well as the total compensation paid to each Named Officer for the Company's two previous fiscal years, if applicable.

                                                                                       LONG-TERM           ALL OTHER
                                           ANNUAL COMPENSATION                        COMPENSATION          COMPEN-
                               -------------------------------------------               AWARDS             SATION
                                                                   OTHER          --------------------     ---------
                                                                   ANNUAL              SECURITIES
NAME AND                                 SALARY        BONUS      COMPEN-              UNDERLYING
PRINCIPAL POSITION             YEAR      ($) (1)      ($) (2)    SATION($) (3)       OPTIONS(#) (4)          ($) (5)
- -----------------------        ----      --------     -------    ---------        --------------------     ---------
                                                                                  COMPANY   SUBSIDIARY
                                                                                  --------  ----------
Alfred J. Stein                1994      $520,445     $                --           75,000         0         $57,950
Chairman of the Board,         1993       485,009      300,000         --           75,000         0          41,222
Chief Executive Officer        1992       484,144            0         --          150,000    70,000          39,667
and President

- --------------------------------------------------------------------------------------------------------------------

Dieter J. Mezger               1994      $298,096     $          $ 40,138                0         0         $13,741
Senior Vice President          1993       296,441       30,000     51,699                0         0          16,156
of the Company and             1992       300,625            0     39,607                0   100,000          15,668
President of COMPASS
Design Automation, Inc.

- --------------------------------------------------------------------------------------------------------------------

Gregory K. Hinckley (1)(b)     1994      $243,269     $                 0           30,000         0         $ 1,923
Vice President, Finance and    1993       225,000       75,000   $121,809                0    25,000           1,792
Chief  Financial Officer       1992        60,577            0     15,361          100,000         0             448

- --------------------------------------------------------------------------------------------------------------------

L. Don Maulsby (1)(c)          1994      $204,615     $          $ 75,171           50,000         0         $   934
Vice President and             1993       185,000       71,000          0           20,000         0             853
General Manager,               1992       183,268       20,000          0           30,000    10,000             809
Personal Computer
Division

- --------------------------------------------------------------------------------------------------------------------

Donald L. Ciffone (1)(b)       1994      $206,400     $                 0           30,000         0         $   780
Vice President and             1993       184,385       76,000          0           35,000         0             714
General Manager,               1992       155,961            0          0           50,000    10,000             743
VLSI Product Divisions

(1)      (a)   The amounts disclosed in this column include amounts deferred by the Named Officers pursuant to the Company's 401(k)
               Investment/Retirement Plan (the "401(k) Plan").

         (b) Messrs. Ciffone and Hinckley became executive officers in August 1992.

         (c)   Mr. Maulsby became an executive officer in November 1992.

(2)      The amounts disclosed in this column represent:

         (a) Payments made by the Company under its Executive Performance Incentive Plan. See "REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION".

         (b) Commissions earned by Mr. Maulsby in 1992 under the Company's sales incentive program.

(3) Amounts exclude perquisites if the aggregate amount of the Named Officer's perquisites was less than the lesser of $50,000 or 10% of such Named Officer's salary plus bonus. The amounts in the "Other Annual Compensation" column include:

         (a) Payment by the Company of certain 1992, 1993 and 1994 relocation costs to Mr. Mezger in the amount of $26,016, $39,226 and $30,384, respectively.

         (b) Payment by the Company of certain 1992 and 1993 relocation costs to Mr. Hinckley in the amount of $15,361 and $121,809, respectively.

         (c) Payment by the Company of certain 1994 relocation costs to Mr. Maulsby in the amount of $73,655.

         (d) The differential between the rate of interest, if any, charged by the Company on loans to Mr. Mezger and the average rate earned by the Company on its cash (2.68%). The differential between the rate of interest charged by the Company on its loan to Mr. Maulsby and the average rate earned by the Company on its cash (4.32%).

(4)      (a)   The stock option grants listed in the table include options to purchase Common Stock of the Company and options to purchase
               Common Stock of a subsidiary, COMPASS Design Automation, Inc.
               ("COMPASS"). The Company's subsidiary, COMPASS, granted stock options to purchase COMPASS common stock to virtually all of the COMPASS employees and certain VLSI employees, including the Named
               Officers, pursuant to the COMPASS 1992 Stock Option Plan (the
               "COMPASS Stock Plan").  See "EXECUTIVE OFFICER COMPENSATION -
               Stock Options" below for additional information regarding options to purchase stock of COMPASS granted in fiscal 1992, 1993 and 1994.

(5) The amounts in the "All Other Compensation" column for fiscal year 1994 include:

         (a) Company contributions in fiscal 1994 under VLSI's 401(k) Investment/Retirement Plan, in the following amounts: Alfred J. Stein - $300; Gregory K. Hinckley - $400; L. Don Maulsby - $200; Donald L. Ciffone - $300.

         (b) Payment by the Company of 1994 premiums for term life insurance for the Named Officers in the following amounts: Alfred J. Stein
               - $13,942; Dieter J. Mezger - $1,786; Gregory K. Hinckley - $1,523; L. Don Maulsby - $734; Donald L. Ciffone - $480.

         (c) Payment by the Company of 1994 premiums for a split dollar life insurance policy for Mr. Stein in the amount of $43,708.

         (d) Payment by the Company of 1994 premiums for disability insurance policies for Mr. Mezger in the amount of $11,955.

MANAGEMENT CONTINUITY AGREEMENTS

         The Company is a party to management continuity agreements with certain of its officers, including all of the Named Officers, which agreements are designed to ensure the officers' continued services to the Company in the event of a "change-in- control". Benefits are payable only if the officer's employment is terminated by the Company or the officer is constructively discharged within two years following a "change-in-control". For purposes of the agreement, a "change-in-control" is deemed to have occurred in the event of
(1) Company stockholder approval of (i) a merger or consolidation of the Company with any other corporation or (ii) a plan of liquidation or dissolution; (2) the sale, lease or exchange of more than 50% of the Company's assets; (3) acquisition by any person of beneficial ownership of more than 50% of the combined voting power of the Company's then outstanding securities; or (4) a change of the majority of the Board of Directors within a three-year period.

         If, within two years after a "change-in-control", an officer's employment is terminated by the Company or the officer is constructively discharged, the officer will receive: (1) a severance benefit equal to two times his or her current annual base salary; (2) full and immediate vesting of all unvested stock options; and (3) twenty-four months continuation of other incidental benefits.

STOCK OPTIONS

         The following table presents information with respect to options to purchase the Company's Common Stock during fiscal 1994. No options to purchase COMPASS Common Stock were granted during fiscal 1994 to the Named Officers. No stock appreciation rights ("SARs") have been granted by the Company or COMPASS.

                                       OPTION GRANTS IN LAST FISCAL YEAR
                                       ---------------------------------
                                                                                            POTENTIAL REALIZABLE VALUE
                                                                                               AT ASSUMED ANNUAL
                                                     (1)                                      RATES OF STOCK PRICE
                                            INDIVIDUAL GRANTS                              APPRECIATION FOR OPTION TERM (2)
                       ----------------------------------------------------------------    ----------------------------

                                        % OF TOTAL
                        NUMBER OF         OPTIONS
                       SECURITIES       GRANTED TO
                       UNDERLYING        EMPLOYEES      EXERCISE
                         OPTIONS         IN FISCAL        PRICE         EXPIRATION
NAME OR GROUP          GRANTED (#)          YEAR         ($/SH)            DATE             5% ($)         10% ($)
- -------------          ---------------------------------------------------------------------------------------------
Alfred J. Stein            75,000          8.22%        $12.125          4/14/2004     $    571,901     $  1,449,310

Dieter J. Mezger                0           --             --               --                --               --

Gregory K. Hinckley        30,000          3.29%         12.125          4/14/2004          228,760          579,724

L. Don Maulsby             50,000          5.48%         12.125          4/14/2004          381,267          966,206

Donald L. Ciffone          30,000          3.29%         12.125          4/14/2004          228,760          579,724

All Stockholders             N/A            N/A            N/A              N/A         276,849,132      701,590,057

- ---------------
(1) All options to purchase the Company's Common Stock granted in 1994 to the Named Officers have ten-year terms and become exercisable in annual 25% increments commencing on the first anniversary of the original grant date, with full exercisability occurring on the fourth anniversary date. The per share exercise price is the closing price for the Company's Common Stock on NASDAQ/NMS on the date of the grant. The options were granted under the Company's 1992 Stock Plan (the "Stock Plan"), which is currently administered by the Compensation Committee. Such committee has broad discretion and authority to amend outstanding options and to reprice options, whether through an exchange of options or an amendment thereto. The Stock Plan provides for the automatic acceleration of vesting of all outstanding options (such that they become exercisable in full) in the event of a "change-in-control", as defined in the Stock Plan.

(2) For the Named Officers, the potential realizable value is calculated based on the fair market value on the date of grant, which is equal to the exercise price of options granted in fiscal 1994, assuming that the Company's Common Stock appreciates in value from the date of grant until the end of the option term at the annual rate specified (5% and 10%). For "All Stockholders", the potential value is calculated based on $12.00 per share, the closing price of the Company's Common Stock on the last trading day of the Company's 1994 fiscal year, December 30, 1994, assuming the same annual rates of appreciation for ten years, multiplied by the outstanding shares of Common Stock at fiscal year end. Potential realizable value listed for the Named Officers and "All Stockholders" is net of the option exercise price or fiscal year end price, respectively. The assumed rates of appreciation are specified in SEC rules and do not represent the Company's estimate or projection of future stock prices. Actual gains, if any, resulting from stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and the option holders' continued employment through the vesting period. There can be no assurance that the amounts reflected in this table will be achieved.

         The number of shares of Company and COMPASS stock issued upon exercise of options and the value realized from any such exercise during the year ended December 30, 1994 and the number of exercisable and unexercisable options held and their value at December 30, 1994 for the Named Officers of the Company are set forth in the following table.

                                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES
                                 ---------------------------------------------------------------------------------
                                                                            NUMBER OF                       VALUE OF
                                                                      SECURITIES UNDERLYING                UNEXERCISED
                                                                           UNEXERCISED                    IN-THE-MONEY
                                                                           OPTIONS AT                      OPTIONS AT
                                                                           FY-END (#)                     FY-END ($)(2)
                                                                     -----------------------          ---------------------

                        SHARES ACQUIRED              VALUE
     NAME               ON EXERCISE (#)        REALIZED ($) (1)    EXERCISABLE/   EXERCISABLE/      EXERCISABLE/    EXERCISABLE/
     ----               ---------------        ----------------   UNEXERCISABLE  UNEXERCISABLE     UNEXERCISABLE   UNEXERCISABLE
                        VLSI   COMPASS(3)      VLSI   COMPASS(3)      VLSI          COMPASS            VLSI           COMPASS
                        ----   ----------      ----   ----------      ----          -------            ----           -------
Alfred J. Stein             0    23,334           0        0         403,750/            0/       $2,657,344/          $0/
                                                                     216,250        46,666          $692,031           $0

Dieter J. Mezger            0         0           0        0         116,700/       33,334/          805,875/           0/
                                                                       5,000        66,666            14,375            0

Gregory K. Hinckley         0         0           0        0          50,000/            0/          250,000/           0/
                                                                      80,000        25,000           250,000            0

L. Don Maulsby         12,500         0     $90,630        0          15,937/        3,334/           86,590/           0/
                                                                      78,000         6,666           140,813            0

Donald L. Ciffone      10,000         0      60,943        0          31,250/        3,334/          125,781/           0/
                                                                      73,750         6,666           207,031            0

- ---------------
(1) Market value of underlying securities on the date of exercise, minus the exercise price.

(2) Market value of underlying securities at fiscal year end (for in-the-money options only) minus the exercise price. All COMPASS stock options described in footnote (3) to this table were not in-the-money at 1994 fiscal year end.

(3) In 1992 and 1993, the Company's subsidiary, COMPASS, granted stock options to purchase COMPASS common stock to certain of the Named Officers pursuant to the COMPASS Stock Plan (the "COMPASS Plan"). All optionees under the COMPASS Plan, including such Named Officers, received option grants having an exercise price of $.10 per share, which represented the estimated fair value of COMPASS common stock on the date of grant as determined by the COMPASS Board of Directors. Subject to certain conditions, these options become exercisable cumulatively as follows: second anniversary of date of the grant - 33-1/3%; third anniversary of the date of the grant - additional 33-1/3%; fourth anniversary of the date of the grant - remaining 33-1/3%. Subject to certain conditions, most of these options, including all those granted to the Named Officers, contain additional rights and obligations, including the right of a COMPASS Plan participant to put shares of COMPASS common stock acquired through the COMPASS Plan back to COMPASS or the Company in certain events; the Company's right to buy back COMPASS common stock issued under the COMPASS Plan; and a right of first refusal by COMPASS or VLSI to purchase COMPASS common stock issued under the COMPASS Plan that is being offered for sale to any third party.


         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

COMPENSATION PRINCIPLES

         The Compensation Committee firmly believes that the compensation of its employees, including its executive officers, should be designed to:

         - Attract, retain and motivate well-qualified employees who contribute to the long-term success of the Company.

         - Strongly encourage the development and achievement of strategic objectives that enhance long-term stockholder value.

         - Relate compensation levels to the overall success of the Company, which includes sound financial results for its stockholders, providing quality products and services useful to its customers and fostering an environment based on teamwork, enabling its employees to achieve both strategic and tactical objectives.

         Regarding Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") (which limits the deductibility by corporations of certain executive compensation in excess of $1 million for any covered individual), the Compensation Committee has elected to qualify compensation under the Company's 1992 Stock Plan for an exemption from the deductibility limitations of Section 162(m). See "RATIFICATION OF AMENDMENTS TO THE 1992 STOCK PLAN". In addition, the non-equity-based compensation paid to the Named Officers in fiscal 1994 does not exceed $1 million for any individual, nor is it currently anticipated to exceed such amount in fiscal 1995.


EXECUTIVE COMPENSATION PRACTICES

         The Company's executive compensation program consists primarily of cash and equity-based components. Salary and, if warranted, annual awards under the Executive Performance Incentive Plan (the "Incentive Plan"), comprise the cash components. Grants of options under the Company's stock option plans and the COMPASS Stock Plan and participation in the Company's employee stock purchase plan comprise the equity-based components. The Company also provides health and welfare benefits to the Named Officers through programs that are available to all employees in general.


CASH COMPONENTS

         Salary levels are reviewed periodically and Incentive Plan target levels are established annually for executive officers by the Compensation Committee after a review of compensation surveys for electronic manufacturing companies, including integrated circuit manufacturers. For 1994, the survey group consisted of 19 companies in the semiconductor industry, including U.S. semiconductor companies having annual revenues of up to approximately $2 billion and semiconductor operations of foreign multi- national corporations. Of these companies, 6 are included in the Hambrecht & Quist Technology index (See "STOCK PRICE PERFORMANCE GRAPH"). In years that the Company exhibits superior financial performance, cash compensation is designed to be above average competitive levels. When financial performance is below plan, cash compensation is designed to be below average competitive levels. It is the Company's intent to maintain a total compensation program that can attract, motivate and retain high-performance executives who are critical to the long-term success of the Company.

         Employees, including executive officers, who participate in the 401(k) Plan may receive a Company matching contribution into their respective 401(k) Plan accounts of up to $800 per year.

         The Incentive Plan provides for annual awards, which are paid after the end of the fiscal year, based upon achievement of pre-established annual goals (the "Goals"), including revenue and operating profit goals for the Company's financial performance, department or business unit goals and individual performance goals. Each element is weighted by percentage, but the weighting can be varied at the discretion of the Compensation Committee. The Compensation Committee establishes targets for revenue, gross margin and operating profit on a Company-wide and business unit basis at the beginning of each fiscal year, and also sets individual objectives, such as new product development milestones and key product launch dates. During 1994, no awards were to be paid if the Company's performance fell below a specified operating profit target. Once the Company's operating profit targets were met, individual Incentive Plan payouts were awarded based on achievement of the Goals. Awards are prorated for participation for less than one year, but awards are not generally paid for less than six months of participation, except at the discretion of the Compensation Committee. Employees with other bonus arrangements or contracts (including commission arrangements) are generally excluded from participation in the Incentive Plan, unless otherwise directed by the Compensation Committee. The Incentive Plan may be modified from time to time, or discontinued, at the discretion of the Compensation Committee.


EQUITY-BASED COMPONENTS

         The Company utilizes equity-based compensation in the form of stock options and discount stock purchases under the employee stock purchase plan for its employees (including the Named Officers) because it provides a close tie between management and the stockholder by focusing employees and management on creating and enhancing long-term stockholder value. The actual value of such equity-based compensation correlates directly to the Company's stock price performance.

         Stock options are an essential element of the Company's compensation package. This component is intended to retain all employees receiving options, including the Named Officers, and to motivate them to improve long-term stock market performance. Some 1,193 employees (or approximately 44% of all employees at December 30, 1994) hold options under the various stock option plans. Stock options are currently outstanding under the 1982 Incentive Stock Option Plan (the "1982 Plan"), which expired in May 1992, the 1992 Stock Plan (the "1992 Plan") and the COMPASS Stock Plan.

         In determining the number of shares subject to options to be granted to executive officers, the Compensation Committee considers survey data on options granted to executives with comparable positions at other companies, the number of shares subject to options previously granted to the executive, the number of unvested shares subject to outstanding options held by the executive (which is an indicator of the retention value of the outstanding options) and an evaluation of the executive's prior year individual performance. In 1994, the Compensation Committee continued to focus on retention and individual performance as the critical factors in determining the number of options to grant to executives.

         The options granted in 1994 under the 1992 Plan had exercise prices of not less than the fair market value (the NASDAQ/NMS closing price) of the Common Stock on the grant date and will only have value if the stock price increases subsequent to the date of grant. These options become exercisable cumulatively at an annual rate of 25% of the total shares granted commencing one year from the date of grant. Both the 1982 Plan and the 1992 Plan provide for full vesting of options in the event there is a change of control of the Company.

         Options to purchase common stock of COMPASS granted under the COMPASS Stock Plan in 1994 had exercise prices of not less than the estimated fair value, as determined by the COMPASS and Company Board of Directors, on the grant date. Subject to certain conditions, these options become exercisable
cumulatively  as  follows:   second  anniversary  of  the  grant  date -
33-1/3%; third anniversary of the grant date - additional 33-1/3%; fourth anniversary of the grant date - remaining 33-1/3%. No option under the COMPASS Stock Plan may be exercised after 10 years and one month from the date of the grant. No options to purchase common stock of COMPASS were granted to any of the Named Officers in 1994.


         The Company has not issued any stock appreciation rights (SARs), stock purchase rights, long-term performance awards in stock or stock bonus awards to any Named Officer or any other person under the 1982 Plan, the 1992 Plan or the COMPASS Stock Plan.


1994 CHIEF EXECUTIVE OFFICER COMPENSATION

         Mr. Stein, in his capacity as the Chairman of the Board, Chief Executive Officer and President, participates in the same compensation programs as the other Named Officers. The Compensation Committee has targeted Mr. Stein's total compensation, including compensation derived from the Incentive Plan and the stock option plan, at a level it believes is competitive with the average amount paid by other electronics companies based on survey data.

         After a review of compensation survey data indicating that Mr. Stein's salary was no longer competitive and a review of his performance, Mr. Stein's annual base salary was increased from $485,000 to $533,500 in April 1994. Mr. Stein's Incentive Plan award for 1994 was based on the Company achieving certain operating profit target levels set by the Compensation Committee. The 1994 stock option grant to Mr. Stein was primarily made as a retention vehicle in view of the relatively small number of unvested options held by Mr. Stein and the growing competition for top executive talent in the semiconductor industry. Mr. Stein also receives additional life insurance benefits and income tax preparation services.

         This report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement (or any portion hereof) into any filing under the Securities Act of 1933 or under the Exchange Act (collectively, the "Acts"), except to the extent that the Company specifically incorporates this report by reference, and shall not otherwise be deemed filed under such Acts.

                                                        SUBMITTED BY THE
                                                        COMPENSATION COMMITTEE:

                                                        James J. Kim, Chairman
                                                        Pierre S. Bonelli
                                                        Robert P. Dilworth

                         STOCK PRICE PERFORMANCE GRAPH

         The following graph shows a five-year comparison of cumulative total stockholder returns for the Company, the Standard & Poor's 500 index (the "S&P 500") and the Hambrecht & Quist Technology index ("H&Q Technology"). The H&Q Technology index is composed of approximately 200 companies in the electronics and technology industry, including semiconductors, health care and related service industries. Historic stock price performance is not necessarily indicative of future stock price performance.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*





                              [CAMERA READY CHART]





                   Assumes $100 invested on December 30, 1989

                *Total return assumes reinvestment of dividends

        Note: Total returns for the S&P 500 index and for the H&Q Technology index are weighted based on market capitalization.

                        12/31/89    12/29/90    12/28/91    12/26/92    12/25/93    12/30/94

VLSI                    $100.00      $61.02     $103.39     $110.17     $145.76     $162.71
S & P 500               $100.00      $96.89     $126.42     $136.05     $149.76     $151.74
H & Q TECHNOLOGY        $100.00      $91.42     $135.14     $155.45     $169.64     $196.90

         The Stock Price Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement (or any portion hereof) into any filing under the Acts, except to the extent that the Company specifically incorporates this performance graph by reference, and shall not otherwise be deemed filed under such Acts.

               RATIFICATION OF AMENDMENTS TO THE 1992 STOCK PLAN


         Since 1982, the Company has provided stock options as an incentive to its key employees and executives as a means to promote increased stockholder value. Management believes stock options are one of the prime ways to attract and retain key personnel responsible for the continued development and growth of VLSI's business. In addition, stock options are considered a competitive necessity in the semiconductor/high technology industries.

         In November 1994, the Company's Board of Directors, subject to stockholder approval, adopted amendments to the 1992 Stock Plan (the "1992 Plan"). The amendments approved by the Board of Directors (i) increase the number of shares reserved for issuance under the 1992 Plan from 2,000,000 shares to 4,500,000 shares; and (ii) set the maximum number of shares that can be granted to any individual during any one fiscal year at 500,000 shares. At the Annual Meeting, stockholders are being asked to approve the amendments to the 1992 Plan.

VOTE REQUIRED

         The affirmative vote of a majority of the Votes Cast will be required to ratify the amendments to the 1992 Plan, including the increase in the number of shares reserved for issuance thereunder from 2,000,000 shares to 4,500,000 shares.

RECOMMENDATION

         The Board of Directors unanimously recommends that stockholders vote "FOR" ratification of the amendments to the 1992 Plan. The essential features of the 1992 Plan, as amended, are outlined below.

GENERAL

         The 1992 Plan provides an incentive to eligible employees and consultants whose present and potential contributions are important to the continued success of the Company, affords them an opportunity to acquire a proprietary interest in the Company, and enables the Company to enlist and retain the best available talent for the conduct of its business. The 1992 Plan permits the granting of incentive stock options ("ISOs"), nonstatutory stock options ("NSOs"), stock appreciation rights ("SARs"), stock purchase rights ("Purchase Rights"), long-term performance awards ("Long-Term Awards") and stock bonus awards ("Stock Bonuses"). SARs, Purchase Rights, Long-Term Awards and Stock Bonuses are referred to collectively as "Rights". The Company does not currently have any specific plans to grant any awards under the 1992 Plan other than options.

ELIGIBILITY

         Awards may be granted under the 1992 Plan to employees (including officers and directors) and consultants of the Company, its parent (if any) and its subsidiaries. The 1992 Plan provides that NSOs, SARs, Purchase Rights, Stock Bonuses and Long-Term Awards may be granted to employees and consultants of the Company or any parent or majority-owned subsidiary of the Company. Incentive stock options may be granted only to employees of the Company or any
parent or subsidiary of the Company.   As of December 30, 1994, the Company's
2,728 employees and its consultants would have been eligible to participate in the 1992 Plan.

ADMINISTRATION

         The 1992 Plan may be administered by the Board of Directors or by a committee of the Board (the "Administrator"), and is currently administered by the Compensation Committee, which is composed solely of non-employee directors. The Administrator has full power to select, from among the employees and consultants eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to any participant and to determine the specific terms of each grant, subject to the provisions of the 1992 Plan. The interpretation and construction of any provision of the 1992 Plan by the Administrator shall be final and conclusive.

STOCK OPTIONS

         The term of each option will be fixed by the Administrator and may not exceed 10 years from the date of grant in the case of ISOs, or five years from the date of grant in the case of ISOs granted to 10% stockholders. The Administrator determines the time or times that each option may be exercised. Options may become exercisable in installments, and the exercisability of options may be accelerated either automatically upon the occurrence of certain events described in the 1992 Plan or the option agreement or on a discretionary basis by the Administrator.

         The Administrator sets the option exercise price, which may be less than 100% of the fair market value on the date of grant of the option. The method of payment of consideration with respect to shares issued upon exercise of options granted under the 1992 Plan shall be determined by the Administrator (and, in the case of ISOs, determined at the time of grant) and may be any legal form of consideration permitted by applicable laws.

         The Administrator of the 1992 Plan may at any time offer to buy out, for a payment in cash or shares of Common Stock of the Company, any option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the optionee at the time that such offer is made. Buy-out offers made to persons who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), referred to herein as "Insiders", may only be payable in cash.

STOCK APPRECIATION RIGHTS

         The 1992 Plan also permits the granting of nontransferable stock appreciation rights. SARs may be granted in connection with all or any part of an option, either concurrently with the grant of such option or at any time thereafter during the term of the option, or may be granted independently of options.

         The Administrator of the 1992 Plan may place limits on the aggregate amount that may be paid upon exercise of an SAR, provided, however, that with respect to SARs granted in connection with options, such limits shall not restrict the exercisability of the related option. The Company's obligation arising upon the exercise of an SAR may be paid in Common Stock or in cash, or any combination thereof, as the Administrator may determine.

TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP

         Under the 1992 Plan, the period of time during which an option or SAR may be exercised following an optionee's termination of employment or consulting relationship for any reason is such period as is determined by the Administrator, up to a maximum of 10 years in the case of death or permanent disability and five years in the case of termination for any other reason.
After termination of employment or consulting, an option or SAR may thereafter be exercised during the specified period but in no event after the expiration of the original term of the option or SAR. After termination, an option or SAR is generally only exercisable to the extent it was exercisable at the date of such termination, unless otherwise determined by the Administrator. The employment or consulting relationship is not considered to be terminated in the event of certain leaves of absence or transfers between the Company, its parent (if any), its majority-owned subsidiaries or its affiliated companies (defined to be companies with respect to which the Company owns, directly or indirectly, at least 20% of the voting power).


STOCK PURCHASE RIGHTS

         The 1992 Plan permits the Company to grant stock purchase rights, which allow the offeree the opportunity to purchase, during a specified period of time not exceeding 60 days, Common Stock of the Company on the terms specified by the Administrator. The Administrator notifies the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that the offeree shall be entitled to purchase, the price to be paid and the time within which the offeree must accept such offer (which shall in no event exceed 60 days from the date upon which the Administrator made the determination to grant the Purchase Right). Offers may be accepted by execution of a restricted stock purchase agreement between the Company and the offeree and payment of the purchase price.

         Unless the Administrator determines otherwise, the restricted stock purchase agreement shall grant the Company a repurchase option at the original price paid by the purchaser, exercisable upon the termination of the purchaser's employment or consulting relationship for any reason. The purchase price for shares repurchased by the Company pursuant to the restricted stock purchase agreement may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

LONG-TERM PERFORMANCE AWARDS

         The 1992 Plan also permits the granting of Long-Term Awards payable in cash or Common Stock. The range of values subject to a Long-Term Award may be specified in dollar amounts and/or numbers of shares. Such awards shall be based upon Company, parent, subsidiary, affiliated company and/or individual performance over designated periods, measured by such factors or other criteria as the Administrator deems appropriate. Performance objectives may vary from participant to participant, group to group and period to period. Such awards shall not require payment by the award recipient of any consideration. The Administrator may adjust Long-Term Awards as it deems necessary or appropriate, based on changes in the law or in accounting or tax rules, in order to avoid windfalls or hardships.

STOCK BONUS AWARDS

         The 1992 Plan also permits the granting of Stock Bonuses based on such performance or employment-related factors as the Administrator shall determine. Stock Bonus awards may vary from participant to participant and group to group. Such awards shall not require payment by the recipient of any consideration but may, in the discretion of the Administrator, be subject to vesting or forfeiture restrictions.

WRITTEN AGREEMENTS; RULE 16B-3

         All awards granted under the 1992 Plan shall be evidenced by a written agreement between the Company and the employee or consultant to whom such award is granted. Awards granted to Insiders are subject to any additional applicable restrictions under Rule 16b-3.

RIGHTS NONTRANSFERABLE

         Options and Rights granted pursuant to the 1992 Plan are nontransferable by the participant, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order. Options or Rights may be exercised, during the lifetime of the participant, only by the participant or by a permitted transferee.

USE OF STOCK FOR TAX WITHHOLDING

         The 1992 Plan permits participants to satisfy tax withholding obligations arising from the grant, vesting or exercise of options or Rights by surrendering shares of Common Stock already owned, or by directing the Company to withhold from the shares of Common Stock issued or issuable pursuant to the award in question that number of shares, having a fair market value equal to the tax withholding liability as of the applicable tax date. All elections to utilize stock for tax withholding are subject to the approval of the Administrator.

CHANGE-IN-CONTROL PROVISIONS

         The 1992 Plan provides that in the event of a "change-in-control" of the Company (as defined below), except as otherwise determined by the Administrator in its discretion prior to the change-in-control, all stock options and Rights granted under the 1992 Plan that are outstanding as of the date such change-in-control is determined to have occurred and that are not yet exercisable and vested on such date will become immediately vested and fully exercisable. A "change-in-control" means the occurrence of (i) the acquisition by a person or entity (other than the Company, one of its subsidiaries, or a Company employee benefit plan or trustee thereof) of securities representing 50% or more of the combined voting power of the Company, (ii) a transaction requiring the approval of the stockholders and involving the sale of all or substantially all of the assets of the Company or a merger of the Company with or into another corporation, or (iii) a change in the composition of the Board of Directors after which less than a majority of the directors in office are incumbent directors.

         In the event of a proposed sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation, each outstanding option and Right shall be assumed or substituted by such successor corporation or a parent or subsidiary of the successor corporation, unless the Administrator determines, in lieu of such assumption or substitution, that the participant shall have the right to exercise the option or Right as to all or a portion of the shares subject to such option or Right that would not otherwise be exercisable, for a period of time determined by the Administrator, after which the options and Rights shall terminate.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

         In the event any change, such as a stock split or dividend, is made in the Company's capitalization, which change results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the number of shares that have been reserved for issuance under the 1992 Plan and the price per share covered by each outstanding option, SAR, Purchase Right and Long-Term Award. In the event of the proposed dissolution or liquidation of the Company, all outstanding options and Rights will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator may, in its discretion, make provision for accelerating the exercisability of shares subject to options or Rights under the 1992 Plan in such event.

AMENDMENT AND TERMINATION

         The Board may amend, alter, suspend or discontinue the 1992 Plan at any time, but any such amendment, alteration, suspension or discontinuation shall not adversely affect any outstanding option or Right under the 1992 Plan without the consent of the holder thereof. To the extent necessary and desirable to comply with Rule 16b-3 or Section 422 of the Code (or any other applicable law or regulation), the Company shall obtain stockholder approval of any amendment to the 1992 Plan in such a manner and to such a degree as is required. The 1992 Plan will terminate by its terms on April 30, 2002.

         Subject to applicable laws and the specific terms of the 1992 Plan, the Administrator may accelerate any option or Right or waive any condition or restriction pertaining to such option or Right at any time. The Administrator may also substitute new options or Rights for previously granted options or Rights, including previously granted options or Rights having higher prices, and may reduce the exercise price of any option or Right to the then current fair market value if the fair market value of the Common Stock covered by such option or Right shall have declined since the date the option or right was granted.

FEDERAL INCOME TAX INFORMATION

         The following is only a brief summary of the federal income tax consequences of transactions under the 1992 Plan based on federal income tax laws in effect on January 1, 1995. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside.

         STOCK OPTIONS

         An optionee will recognize no income upon grant or exercise of incentive stock options under the 1992 Plan, unless the alternative minimum tax rules apply. The Company will not be allowed a deduction for federal tax purposes in connection with the grant or exercise of an ISO. Upon an optionee's resale of the underlying shares (assuming that the sale occurs no sooner than two years after grant of the option and one year after exercise of the option (the "statutory holding periods")), any gain will be taxed to the optionee as long-term capital gain. If the statutory holding periods are not satisfied (i.e., the optionee makes a "disqualifying disposition"), the optionee will recognize compensation income equal to the difference between the exercise price and the lower of (i) the fair market value of the stock at the date of the option exercise or (ii) the sale price of the stock, and the Company will be entitled to a deduction in the same amount. Any additional gain or loss recognized on a disqualifying disposition of the shares will be characterized as capital gain or loss.

         An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option ("NSO") under the 1992 Plan. However, upon exercise of the NSO, the optionee will generally recognize compensation income for federal tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. The Company will be entitled to a tax deduction in the same amount. Upon an optionee's resale of such shares, any difference between the sale price and fair market value of such shares on the date of exercise will be treated as capital gain or loss and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

         The ordinary income recognized upon exercise of an NSO by an optionee who is also an employee will be treated as wages for tax purposes and will be subject to tax withholding by the Company out of the current compensation paid to such person, if any. If such current compensation is insufficient to satisfy the tax withholding obligation, such person will be required to make direct payment to the Company for the tax liability. Any required withholding in connection with the exercise of an NSO may, with the consent of the Administrator, be satisfied by an optionee, in whole or in part, by surrendering to the Company shares of Common Stock previously owned by such person or shares issued upon exercise of the option. For such purpose, the surrendered shares are valued at their fair market value at the time of surrender.

         STOCK APPRECIATION RIGHTS

         No income will be recognized by a recipient in connection with the grant of an SAR. When the SAR is exercised, the recipient will generally be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash and the fair market value of any Common Stock received upon the exercise. In the case of a recipient who is also an employee, any income recognized upon exercise of an SAR will constitute wages for which withholding will be required. The Company will be entitled to a tax deduction in the same amount. Any gain or loss on the resale of Common Stock acquired upon exercise of an SAR will be treated as capital gain.

         STOCK PURCHASE RIGHTS

         Purchase Rights will generally be taxed in the same manner as NSOs.

         LONG-TERM PERFORMANCE AWARDS

         Generally, no income will be recognized by a recipient in connection with the grant of a Long-Term Award of stock that is subject to vesting restrictions (referred to as "restricted stock"), unless an election under
Section 83(b) of the Code is filed with the Internal Revenue Service within 30 days of the date of grant. Otherwise, at the time the Long-Term Award vests, the recipient will generally recognize compensation income in an amount equal to the fair market value of the award at the time of vesting. Generally, the recipient will be subject to the same tax consequences as for NSOs. In the case of a recipient who is also an employee, any amount included in income will be subject to withholding by the Company. The Company will be entitled to a tax deduction in the amount and at the time the recipient recognizes ordinary income with respect to a Long-Term Award.

         STOCK BONUSES

         A recipient who receives fully vested shares of Common Stock pursuant to a Stock Bonus will generally recognize ordinary income in the year of receipt equal to the fair market value of the stock on the date of grant. If the recipient receives restricted stock pursuant to a Stock Bonus Award, the recipient will recognize ordinary income equal to the fair market value of the stock at the time or times the restrictions lapse (unless a Section 83(b) election is timely filed within 30 days of the date of grant). If the recipient is an employee, any amount included in income will be subject to withholding by the Company. As a general rule, the Company will be entitled to a tax deduction in the amount and at the time the recipient recognizes ordinary income with respect to the Stock Bonus.

         SPECIAL RULES APPLICABLE TO INSIDERS AND RESTRICTED STOCK PURCHASERS

         Generally, Insiders and individuals who purchase restricted stock may have their recognition of compensation income and the beginning of their capital gains holding period deferred until a date (the "Deferral Date") that is up to six months after option exercise (in the case of Insiders) or the date on which the restrictions lapse (in the case of restricted stock purchasers), with the excess of the fair market value of the stock on the Deferral Date over the purchase price being taxed as ordinary income, and the tax holding period for any subsequent gain (or loss) beginning at the end of such period.
However, an Insider or restricted stock purchaser who files a timely election under Section 83(b) may instead be taxed on the difference between the excess of the fair market value on the date of transfer by the Company to the optionee over the purchase price, with the tax holding period beginning on such date. Similar rules apply for alternative minimum tax purposes with respect to the exercise of an ISO by an Insider.

         In order for compensation in excess of $1 million realized by any of the Named Officers to be deductible by the Company, IRS regulations require any option plan to state the maximum number of shares subject to options that can be granted during a fiscal year to any one individual. The amended 1992 Plan now has a limit of 500,000 shares subject to options per fiscal year. While the Company does not expect to grant this number of options on a regular basis, the Company does expect that this would be the maximum number of options that would be necessary to recruit any outstanding top executive.

PARTICIPATION IN 1992 PLAN

         The grant of options, stock appreciation rights, stock purchase rights, stock bonus awards and long-term performance awards under the 1992 Plan to employees, including the Named Officers, is subject to the discretion of the Administrator. As of the date of this proxy statement, there has been no determination by the Administrator with respect to future awards under the 1992 Plan. Accordingly, future awards are not determinable. Non-employee directors are not eligible to participate in the 1992 Plan. The following table sets forth information with respect to the grant of options to the Named Officers, to all current executive officers as a group and to all other employees as a group during the last fiscal year:


NAME OF INDIVIDUAL                                           NUMBER OF
OR IDENTITY OF GROUP                                    OPTIONS GRANTED (#)          GRANT PRICE ($/SH)
- --------------------                                    -------------------          ------------------
Alfred J. Stein ......................                         75,000                     12.125


Dieter J. Mezger .....................                              0                          0

Gregory K. Hinckley ..................                         30,000                     12.125


L. Don Maulsby .......................                         50,000                     12.125


Donald L. Ciffone ....................                         30,000                     12.125


All current executive officers as a
group  (8 persons) ...................                        202,000                     12.125



All other employees as a group                                710,050                     12.415(1)

- ----------
(1)  Represents weighted average per share grant price.


           APPROVAL OF AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN

         The Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors of the Company in August 1983 and has been amended numerous times since then. Initially, 600,000 shares were reserved for issuance under the Purchase Plan. In 1988, 1989, 1991 and 1993, the stockholders approved increases of 1,000,000, 1,000,000, 2,000,000 and 2,000,000 shares, respectively, bringing the number of shares issuable under the Purchase Plan to a total of 6,600,000. The Purchase Plan provides an opportunity and incentive for all employees to become stockholders of their Company.

         In February 1995, the Board of Directors authorized an amendment to the Purchase Plan (the "Amendment") to increase the shares reserved for issuance thereunder by 2,400,000 shares, bringing the total number of shares issuable under the Purchase Plan to 9,000,000 shares.

         At the Annual Meeting, the stockholders are being requested to approve the amendment to the Purchase Plan increasing the shares reserved for issuance thereunder.


VOTE REQUIRED

         The affirmative vote of a majority of the Votes Cast will be required to approve the amendment of the Purchase Plan. Management recommends voting "FOR" approval of the amendment to the Purchase Plan.

GENERAL

         The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. See "--Tax Information" below. The purpose of the Purchase Plan is to provide employees of the Company and its majority-owned subsidiaries that participate in the Purchase Plan with an opportunity to purchase Common Stock of the Company at discounted prices through payroll deductions.

         As of December 30, 1994, 6,076,162 shares had been purchased under the Purchase Plan at a weighted average purchase price of $5.43 per share, and 523,838 shares remained available for future purchase under the Purchase Plan. Giving effect to the increase in shares approved by the Board of Directors in February 1995, which is subject to stockholder approval at the Annual Meeting, there will be 2,923,838 shares available for purchase under the Purchase Plan. As of December 30, 1994, approximately 2,728 employees were eligible for the Purchase Plan, of whom 1,691 were participants.


ADMINISTRATION

         The Purchase Plan is to be administered by the Compensation Committee or, if no such committee has been appointed by the Board of Directors, then by the Board of Directors itself. The Purchase Plan also requires that the body administering it meet the requirements of Rule 16b-3, promulgated under the Exchange Act, for plans of this type.


ELIGIBILITY AND PARTICIPATION

         Any person who is customarily employed for at least 20 hours per week and at least five months per calendar year by the Company or its majority-owned subsidiaries is eligible to participate in offerings under the Purchase Plan. Eligible employees become participants in the Purchase Plan by delivering to the Company's legal department a subscription agreement authorizing payroll deductions at least 15 days prior to the applicable offering period, as defined below, unless a later time for filing the subscription agreement has been set by the Board of Directors for all eligible employees with respect to a given offering period. An employee who becomes eligible to participate in the Purchase Plan after the commencement of an offering period may not participate in the Purchase Plan until the commencement of the next offering period.

         Participation in the Purchase Plan is voluntary and is dependent on each eligible employee's election to participate and his or her respective determination as to the level of payroll deductions. Accordingly, future purchases under the Purchase Plan are not determinable. No purchases have been made under the Purchase Plan since the adoption of the Amendment by the Board. The following table sets forth, as to the Named Officers, all current executive officers as a group and all other employees who participated in the Purchase
Plan: (i) the number of shares of the Company's Common Stock purchased under the Purchase Plan during the last fiscal year; (ii) the dollar value of the benefit; and (iii) the amount of payroll deductions for future purchases accumulated through December 30, 1994 for the current purchase period under the Purchase Plan, which purchase period commenced November 1, 1994:

                             AMENDED PLAN BENEFITS
                          EMPLOYEE STOCK PURCHASE PLAN
                                LAST FISCAL YEAR

                                                                                                   PAYROLL
                                                                  NUMBER OF       DOLLAR         DEDUCTIONS
                                                                   SHARES          VALUE           AS OF
       NAME OF INDIVIDUAL OR IDENTITY OF GROUP                  PURCHASED(#)      ($)(1)       FISCAL YEAR END
       ---------------------------------------                  ------------      ------       ---------------
Alfred J. Stein ..............................                       1,000     $     7,598      $    1,642

Gregory K. Hinckley ..........................                       1,000           7,598           1,538

Dieter J. Mezger .............................                           0               0               0

L. Don Maulsby ...............................                       1,000           7,598           2,920

Donald L. Ciffone ............................                       1,000           7,598           2,592

All current executive officers as a group
     (8 persons) .............................                       7,000          53,183          14,326

All other employees as a group  ..............                     952,718       6,632,110       1,273,174

- ----------------------
(1) Market value of shares on date of purchase, minus the purchase price under the Purchase Plan.


OFFERING DATES

         The Purchase Plan is currently implemented by overlapping 24-month offering periods that commence May 1 and November 1 of each year. Each such offering period is divided into four six-month purchase periods. The Board of Directors has the power to alter the duration of the offering periods or purchase periods without stockholder approval, if such change is announced at least 15 days prior to the scheduled beginning of the first offering period or purchase period, as the case may be, to be affected.


PURCHASE PRICE

         Shares are purchased on the last business day of each purchase period (a "purchase date") during an offering period unless a participant withdraws from the offering period prior to such purchase date. The purchase price per share at which shares are sold in an offering under the Purchase Plan is the lower of: 85% of the fair market value of a share of Common Stock on the date of commencement of the 24-month offering period (the "Entry Price"), or 85% of the fair market value of a share of Common Stock on the purchase date.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

         The purchase price of the shares is accumulated by payroll deductions over the offering period. The deductions may not exceed 10% of a participant's compensation. A participant may discontinue his or her participation in the Purchase Plan at any time during an offering period and may decrease, but not increase, the rate of payroll deductions at any time during a six-month purchase period, but only once in the six-month period. A participant may not make additional contributions to his or her account.


PURCHASE OF STOCK; EXERCISE OF OPTION

         By executing a subscription agreement to participate in the Purchase Plan, the employee is entitled to have shares placed under option to him or her that are exercisable cumulatively in installments on each purchase date during the offering period. The maximum number of shares subject to each installment placed under option to a participant at the beginning of the offering period is the lesser of: (a) that number determined by dividing the amount accumulated in such participant's account during the purchase period with respect to which such installment applies by the lower of: (i) the Entry Price or (ii) 85% of the fair market value of the Common Stock on the last day of such purchase period; (b) 8,400 shares, less any shares purchased by the participant on prior purchase dates within the same offering period; (c) a maximum number of shares set in respect of each purchase period by the Compensation Committee (the "Maximum Share Amount"); and (d) the limit imposed on yearly purchases under qualified employee stock purchase plans by Section 423 of the Code and the regulations thereunder. See also "Payment of Purchase Price; Payroll Deductions" above. Employees must be notified of the Maximum Share Amount, if any, not less than 15 days prior to the beginning of the first affected purchase period. Once set, such Maximum Share Amount remains in effect for all succeeding purchase periods until re-set or eliminated by the Board of Directors. In September 1990, the Board of Directors established a Maximum Share Amount of 500 shares per purchase period.

         Unless the employee's participation is discontinued prior to a purchase date, his or her option for the purchase of shares will be exercised automatically at the end of the purchase period at the applicable price.


WITHDRAWAL; TERMINATION OF EMPLOYMENT

         A participant's interest in a given offering period may be terminated in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be made at any time prior to the end of the applicable 24-month offering period. Participants may also withdraw as to future purchase periods by reducing their payroll deductions to 0% during the current purchase period. A participant's withdrawal from one offering period does not have any effect upon such participant's eligibility to participate in subsequent offerings under the Purchase Plan (except that certain restrictions may be imposed on officers and directors pursuant to Rule 16b-3). Upon withdrawal from an offering period, all payroll deductions that have been credited to the participant's account and that have not been applied toward the purchase of shares of Common Stock on purchase dates within such offering period occurring prior to the notice of withdrawal will be returned to the participant without interest.

         Termination of a participant's employment for any reason, including retirement or death, cancels the participant's participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned to such participant or to his or her beneficiaries without interest.

CAPITAL CHANGES

         In the event any change is made in the Company's capitalization, such as a stock split or payment of a stock dividend, which change results in an increase or decrease in the number of shares of Common Stock outstanding without receipt of consideration by the Company, appropriate adjustment shall be made in the exercise price and in the number of shares subject to options outstanding under the Purchase Plan, as well as in the number of shares reserved for issuance under the Purchase Plan.

         In the event of the proposed dissolution or liquidation of the Company, all options will terminate immediately prior to the consummation of such proposed actions, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation, all options shall be assumed by such successor corporation or, in the Board's sole discretion, the Board may, in lieu of such assumption, give all participants the right to exercise their options as to all of the shares subject to option.


AMENDMENT AND TERMINATION OF THE PLAN

         The Board of Directors may at any time amend, suspend or terminate the Purchase Plan. Termination or suspension of the Purchase Plan automatically terminates all outstanding options. Amendments to the Purchase Plan or to options thereunder that would adversely affect the rights of any participant under an option theretofore granted shall only be effective as to such options if the participant's consent is obtained. No amendment may be made to the Purchase Plan without approval of the stockholders of the Company if stockholder approval of such amendment is necessary and desirable to comply with Section 423 of the Code or with Rule 16b-3, or any successor rule.


TAX INFORMATION

         The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of grant of the option or purchase of shares. Upon disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period.

         If the shares have been held by the participant for more than two years after the date of option grant and for more than one year after the date of purchase, the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price or (b) 15% of the fair market value of the shares at the date of commencement of the offering period, will be treated as ordinary income. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference. If the shares are disposed of before the expiration of these holding periods, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income, and any further gain or loss on such disposition will be long-term or short-term capital gain or loss, depending on the holding period.

         Different rules may apply with respect to participants subject to
Section 16 of the Exchange Act.

         The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon dispositions of shares prior to the expiration of the holding periods described above.

         The foregoing is only a brief summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Purchase Plan, does not purport to be complete, and does not discuss the tax consequences of a participant's death or the income tax laws of any municipality, state or foreign country in which a participant may reside.


             APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION
                         TO INCREASE AUTHORIZED SHARES

GENERAL

         The Company's Restated Certificate of Incorporation, as amended, as currently in effect (the "Certificate"), provides that the Company is authorized to issue two classes of stock, consisting of 55,000,000 shares designated as Common Shares, $.01 par value per share, and 2,000,000 shares designated as Preferred Shares, $.01 par value per share. The Common Shares are issuable in series and currently consist of 54,000,000 authorized shares of Common Stock, 600,000 authorized shares of Series B Common Stock and 400,000 shares of authorized but undesignated Junior Common Stock.

         On February 28, 1995, the Board of Directors of the Company authorized an amendment to the Certificate (the "Certificate Amendment"), subject to stockholder approval, to increase the authorized number of shares of Common Shares by 45,000,000 shares to a total of 100,000,000 shares, with a corresponding increase in the authorized Common Stock by 45,000,000 shares to a total of 99,000,000 shares. Under the proposed amendment, subparagraphs (a) and (b) of paragraph 4 of the Certificate would be amended to read as follows:

         "(a) Classes of Stock. This Corporation is authorized to issue two classes of shares designated respectively "Common Shares" and "Preferred Shares". The total number of shares which this Corporation shall have the authority to issue is One Hundred Two Million (102,000,000), of which One Hundred Million (100,000,000) shall be Common Shares and Two Million (2,000,000) shall be Preferred Shares. Each Common Share and each Preferred Share shall have a par value per share of $.01, and the aggregate par value of the Common Shares and the Preferred Shares shall be $1,000,000 and $20,000, respectively, for an aggregate par value of $1,020,000.

         (b) Common Shares. The Common Shares authorized by this Certificate of Incorporation shall be issued in series. The first series of Common Shares shall be designated "Common Stock" and shall consist of Ninety-Nine Million (99,000,000) shares. All other series of Common Shares (other than Common Stock) shall be designated, as a group, "Junior Common Stock", and shall consist in the aggregate of One Million (1,000,000) shares. The first series of Junior Common Stock shall be designated "Series B Common Stock" and shall have the rights, preferences, privileges and restrictions set forth in subparagraph (e) of this paragraph 4."

The stockholders are being asked to approve such Certificate Amendment. The proposed Certificate Amendment would give the Board the authority to issue additional shares of Common Stock without requiring future stockholder approval of such issuances, except as may otherwise be required by applicable law.

         Of the 54,000,000 currently authorized shares of Common Stock, 36,684,621 shares of Common Stock were issued and outstanding as of December 30, 1994. In addition, as of such date, approximately 3,788,384 shares were reserved for issuance upon exercise of outstanding options, additionally the Board has authorized immediate granting of options totaling 52,000 shares, subject to stockholder approval; approximately 2,496,703 shares were reserved for future grant under the 1992 Plan, subject to stockholder approval;
285,000 shares were reserved for issuance upon exercise of outstanding options and for future grants under the Directors' Plan; approximately 523,838 shares were reserved for future issuance under the Purchase Plan (subsequent to fiscal year end, an additional 2,400,000 shares were reserved for issuance under the Purchase Plan, subject to stockholder approval); 2,677,604 shares were reserved for issuance upon Intel's exercise of its warrant; and approximately 2,613,636 shares were reserved for issuance upon conversion of the Company's outstanding 7% Convertible Subordinated Debentures due 2012. Accordingly, as of December 30, 1994, and giving effect to the adoption of the amended 1992 Stock Plan and the reservation of an additional 2,500,000 shares of Common Stock for issuance thereunder (as described in this Proxy Statement) and the amendment to the Purchase Plan to increase the number of shares reserved for issuance for 2,400,000 shares, the Company has only 2,478,214 shares of authorized but unissued and unreserved Common Stock available for issuance.

PURPOSE AND EFFECT OF THE AMENDMENT

         The principal purpose of this proposed amendment to the Company's Certificate of Incorporation to increase the authorized shares of Common Stock is to make such shares available for use by the Board of Directors as it deems appropriate or necessary. For example, such shares may be needed in connection with raising additional capital through the sale of the Company's securities, acquisition of another company or its business or assets, establishing a strategic relationship with a corporate partner, or providing options or other stock incentives to the Company's employees, consultants or others.

         The Board of Directors has no present agreement or arrangement, plan or understanding with respect to the issuance of any such shares. If the Certificate Amendment is approved by the stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by applicable law. Holders of the Company's securities as such have no statutory preemptive rights with respect to issuances of Common Stock.

         The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. To the extent that the additional authorized shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders.

POTENTIAL ANTI-TAKEOVER EFFECT

         The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change-in-control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could (within the limits imposed by applicable law) be issued in one or more transactions that would make a change-in-control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. VLSI has previously adopted certain measures that may have the effect of helping to resist an unsolicited takeover attempt, including (i) the First Amended and Restated Rights Agreement dated as of August 12, 1992, providing for the distribution of rights to purchase additional shares of the Company's Preferred Stock in the event of certain attempts to acquire control of the Company; (ii) provisions in the 1992 Plan and the Directors' Plan providing for the acceleration of exercisability of outstanding options in the event of a sale of assets or merger, unless otherwise determined by the Administrator;
(iii) provisions of the Certificate authorizing the Board to issue up to 2,000,000 shares of Preferred Shares with terms, provisions and rights fixed by the Board; and (iv) provisions in the Company's bylaws regarding certain procedural matters relating to stockholder proposals, cumulative voting and nomination of directors.

REQUIRED VOTE

         The adoption of the amendment to the Certificate of Incorporation requires the affirmative vote of not less than a majority of the votes entitled to be cast by all shares of Common Stock issued and outstanding on the Record Date. The effect of an abstention is the same as that of a vote against the proposal. If the Certificate Amendment is not so approved, the Company's authorized capital stock will not change.

RECOMMENDATION

         The Board of Directors recommends that the stockholders vote "FOR" the amendment to the Certificate of Incorporation to increase the authorized number of shares of Common Stock and Common Shares.


                    RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors has appointed Ernst & Young LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 29, 1995 and recommends that stockholders vote "FOR" ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

         Ernst & Young LLP has audited the Company's financial statements since 1980. Representatives of Ernst & Young LLP are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.


                                 OTHER MATTERS

         The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.


                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              Thomas F. Mulvaney, Secretary


Date:    March __, 1995

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                            VLSI TECHNOLOGY, INC.

                   Proxy for Annual Meeting of Stockholders

         The undersigned stockholder of VLSI Technology, Inc., a Delaware corporation, hereby acknowledges receipt of the 1994 Annual Report to Stockholders and the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting of Stockholders of VLSI Technology, Inc. to be held on Thursday, April 27, 1995 at 9:00 a.m. local time, at the Company's offices located at 1151 McKay Drive, San Jose, California 95131, and hereby appoints Alfred J. Stein and Thomas F. Mulvaney, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at such meeting, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present on the matters set forth below:

1.       ELECTION OF DIRECTORS.

         / /  FOR all nominees listed       / /  WITHHOLD AUTHORITY
              below (except as marked            to vote for all
              to the contrary below).            nominees below.

         (INSTRUCTION:  To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

         Pierre S. Bonelli, Robert P. Dilworth, James J. Kim,
         Alfred J. Stein and Horace H. Tsiang.

2. PROPOSAL TO RATIFY AND APPROVE AMENDMENTS TO THE 1992 STOCK PLAN AND TO INCREASE THE NUMBER OF SHARES RESERVED FOR
         ISSUANCE THEREUNDER FROM 2,000,000 TO 4,500,000.

         / / FOR                / / AGAINST              / / ABSTAIN

3. PROPOSAL TO APPROVE AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER FROM 6,600,000 TO 9,000,000.

         / / FOR                / / AGAINST              / / ABSTAIN


(Continued on back)

(Continued from front)


4.       PROPOSAL TO APPROVE AMENDMENT TO THE CERTIFICATE OF
         INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES BY
         45,000,000.

         / / FOR                / / AGAINST              / / ABSTAIN

5. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR 1995.

         / / FOR                / / AGAINST              / / ABSTAIN

6. IN THEIR DISCRETION, THE PROXIES AND ATTORNEYS-IN-FACT ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

Either of such proxies and attorneys-in-fact, or their substitutes, as shall be present and shall act at said meeting or any adjournment or adjournments thereof shall have and may exercise all the powers of said proxies and attorneys-in-fact hereunder.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s).

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND
5.


         Signature  ________________________       Date __________________

         Signature  ________________________       Date __________________


         (This Proxy should be dated, signed by the stockholder(s) exactly as his or her name(s) appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate.)


I  do / /  do not / /  plan to attend the Annual Meeting in person.

                                  APPENDIX I

                            VLSI TECHNOLOGY, INC.


                               1992 STOCK PLAN

         (As adopted by the Board of Directors on May 1, 1992 and approved by the stockholders on August 20, 1992, and as amended by the Board of Directors on November 17, 1994 and subject to stockholder approval at the 1995 Annual Meeting of Stockholders)


         1. PURPOSES OF THE PLAN. The purpose of this 1992 Stock Plan is to enable the Company to provide an incentive to Employees and Consultants whose present and potential contributions are important to the continued success of the Company, to afford these individuals the opportunity to acquire a proprietary interest in the Company, and to enable the Company to enlist and retain the best available talent for positions of substantial responsibility. It is intended that this purpose will be effected through the granting of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Stock Purchase Rights, Stock Bonus Awards and Long-Term Performance Awards.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

                 (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

                 (b) "Affiliated Company" means a corporation, whether now or hereafter existing, which is not a Subsidiary but with respect to which the Company owns, directly or indirectly through one or more Subsidiaries, at least 20% of the total voting power of all classes of stock.

                 (c) "Applicable Laws" means the legal requirements relating to the administration of stock option and equity incentive plans under applicable state corporate and securities laws and under the Code.

                 (d)      "Board" means the Board of Directors of the Company.

                 (e) "Code" means the Internal Revenue Code of 1986, as amended.

                 (f) "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

                 (g)      "Common Stock" means the Common Stock of the Company.

                 (h) "Company" means VLSI Technology, Inc., a Delaware corporation.

                 (i) "Consultant" means (i) any person, including an advisor, who is engaged by the Company or by a Parent or Subsidiary of the Company to render consulting services to it and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are compensated, through a director's fee or other standard director compensation, only for their services as Directors of the Company, (ii) any currently authorized manufacturer's representative or sales representative firm which sells products of the Company or of a Parent or Subsidiary of the Company, as designated by the Company in its sole discretion (which designation shall be subject to withdrawal at any time for any or no reason), whether compensated by the Company for service as such or not, or (iii) any individual who is employed by such a manufacturer's representative or sales representative firm to perform services which include the sale of products of the Company or of a Parent or Subsidiary of the Company, whether compensated by the Company for such services or not.

                 (j) "Continuous Status as an Employee or Consultant" means the absence of any interruption or termination of service as an Employee or Consultant, provided, however, that Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Administrator, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries, its Affiliated Companies or its successor. In the case of a leave of absence which extends for more than ninety (90) days and after which there is no contractual or statutory guaranty of reemployment, the Employee's employment or Consultant's service as such shall be deemed to have terminated on the ninety-first (91st) day of such leave of absence.

                 (k)      "Director" means a member of the Board.

                 (l) "Disability" means total and permanent disability, as defined in Section 22(e)(3) of the Code.

                 (m) "Employee" means any person, including Officers and Directors, employed by the Company or by any Parent or Subsidiary of the Company, as such term is defined under common law and interpreted by the rules and regulations under the Code. Neither service as a Director nor the payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                 (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                 (o) "Fair Market Value" means, as of a specified date, the value of Common Stock determined by the Administrator as follows:

                          (i)     If the Common Stock is listed on any
established stock exchange or quoted on a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange (or, if listed on more than one exchange, the exchange with the greatest volume of trading in Common Stock) or system on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable; or

                          (ii)    If the Common Stock is quoted on the NASDAQ
System (but is not included on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the closing bid and closing asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable; or

                          (iii)   In the absence of an established market for
the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

                 (p) "Incentive Stock Option" means an Option that satisfies the provisions of Section 422 of the Code.

                 (q)      "Insider" means an Officer or Director.

                 (r) "Long-Term Performance Award" means an award granted pursuant to Section 10 of the Plan.

                 (s) "Nonstatutory Stock Option" means an Option that is not an Incentive Stock Option.

                 (t) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option, Stock Purchase Right, SAR, Long-Term Performance Award or Stock Bonus Award grant. The Notice of Grant is part of the Option Agreement, the Restricted Stock Purchase Agreement, the SAR Agreement, the Long-Term Performance Award agreement or the Stock Bonus Award agreement, as the case may be.

                 (u) "Officer" means an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                 (v) "Option" means a stock option granted pursuant to the Plan.

                 (w) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

                 (x) "Optioned Stock" means the Common Stock subject to an Option or Right.

                 (y) "Optionee" means an Employee or Consultant who holds an outstanding Option or Right.

                 (z) "Option Exchange Program" means a program whereby outstanding options (whether originally granted under this Plan or under other plans of the Company) are surrendered in exchange for Options with a lower exercise price.

                 (aa) "Outside Director" shall mean a Director who is not an Employee.

                 (bb) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

                 (cc)     "Plan" means this 1992 Stock Plan.

                 (dd) "Restricted Stock" means shares of Common Stock purchased pursuant to Stock Purchase Rights granted under Section 8 of the Plan.

                 (ee) "Restricted Stock Purchase Agreement" means a written agreement between the Company and an Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

                 (ff) "Right" means and includes SARs, Long-Term Performance Awards, Stock Purchase Rights and Stock Bonus Awards granted pursuant to the Plan.

                 (gg) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act (or any successor to Rule 16b-3), as in effect when discretion is being exercised with respect to the Plan.

                 (hh) "SAR" means a stock appreciation right granted pursuant to Section 7 of the Plan.

                 (ii) "SAR Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The SAR Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

                 (jj) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

                 (kk) "Stock Bonus Award" means an award granted pursuant to Section 9 of the Plan.

                 (ll) "Stock Purchase Right" means a right to purchase Common Stock granted pursuant to Section 8 of the Plan.

                 (mm) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         In addition, the term "waiting period", the term "Performance Period", the terms "Change in Control" and "Incumbent Directors" and the term "Tax Date" shall have the meanings set forth in Sections 7, 10, 12 and 13 of the Plan, respectively.

         3.      STOCK SUBJECT TO THE PLAN.  Subject to the provisions of
Section 12 of the Plan, the total number of Shares reserved and available for distribution pursuant to awards made under the Plan shall be 4,500,000, of which 2,500,000 shares are subject to stockholder approval at the 1995 Annual Meeting of Stockholders. The Shares may be authorized but unissued or reacquired stock.

                 If an Option or Right should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for other Options or Rights granted under the Plan.

                 Notwithstanding any other provision of the Plan, Shares issued upon exercise of Options or Rights under the Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan.

         4.      ADMINISTRATION OF THE PLAN.

                 (a) MULTIPLE ADMINISTRATIVE BODIES. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Outside Directors, Directors who are Employees, Officers who are not Directors, and Employees and Consultants who are neither Directors nor Officers.

                 (b) ADMINISTRATION WITH RESPECT TO DIRECTORS AND OFFICERS. With respect to grants of Options or Rights to Employees or Consultants who are also Officers or Directors, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the rules governing a plan intended to qualify as a discretionary grant or award plan under Rule 16b-3, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted (I) in such a manner as to permit the Plan to comply with the rules governing a plan intended to qualify as a discretionary grant or award plan under Rule 16b-3 and (II) in such a manner as to satisfy the Applicable Laws.

                 (c) ADMINISTRATION WITH RESPECT TO OTHER PERSONS. With respect to grants of Options or Rights or to Employees or Consultants who are neither Directors nor Officers, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

                 (d) COMMITTEE COMPOSITION. Once a Committee has been appointed pursuant to subsection (b) or (c) of this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) or remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee appointed under subsection (b), to the extent permitted by Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan.

                 (e) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                          (i)     to grant Incentive Stock Options,
Nonstatutory Stock Options, SARs, Stock Purchase Rights, Stock Bonus Awards and Long-Term Performance Awards;

                          (ii)    to determine the Fair Market Value of the
Common Stock, in accordance with Section 2(o) of the Plan;

                          (iii)   to select the Employees and Consultants to
whom Options and Rights may from time to time be granted hereunder;

                          (iv)    to determine whether and to what extent
Options and Rights, or any combination thereof, are granted hereunder;

                          (v)     to determine the number of shares of Common
Stock to be covered by each such award granted hereunder;

                          (vi)    to approve forms of agreements for use under
the Plan;

                          (vii)   to determine the terms and conditions, not
inconsistent with the terms of the Plan, of any award granted hereunder and of the Options or Rights so awarded (including, but not limited to, the exercise or purchase price and any restriction or limitation regarding any Option or Right and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

                          (viii) to determine whether and under what
circumstances an Option or Right may be settled in cash instead of Common
Stock;

                          (ix)    to reduce the exercise price of any Option or
Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Right shall have declined since the date the Option was granted;

                          (x)     to modify or amend the terms and conditions
of any Option or Right, subject to Section 15 of the Plan (including, but not limited to, accelerating vesting or waiving forfeiture restrictions);

                          (xi)    to institute an Option Exchange Program;

                          (xii)   to authorize any person to execute on behalf
of the Company any instrument required to effect the grant of an Option or Right previously granted by the Administrator;

                          (xiii) to interpret the Plan and to prescribe, amend
and rescind rules and regulations relating to the Plan; and

                          (xiv)  to make all other determinations deemed
necessary or advisable for administering the Plan.

                 (f) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding.

                 (g) SUSPENSION OR TERMINATION OF OPTION OR RIGHT. If the Chief Executive Officer or his or her designee reasonably believes that an Optionee has committed an act of misconduct, the Chief Executive Officer may suspend the Optionee's right to exercise any Option or Right or to receive any benefits relating thereto pending a determination by the Administrator. If the Administrator determines that an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company's rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his or her estate shall be entitled to exercise any Option or Right or to receive any benefits relating to Options or Rights whatsoever. In making such determination, the Administrator shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee's behalf at a hearing before the Administrator.

         5. ELIGIBILITY. Nonstatutory Stock Options and Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or Right may, if he or she is otherwise eligible, be granted additional Options or Rights.

         6. TERM OF PLAN. Subject to Section 19 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 19. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 of the Plan.

         7.      OPTIONS AND SARS.

                 (a) OPTIONS. The Administrator, in its discretion, may grant Options to eligible participants and shall determine whether such Options shall be Incentive Stock Options or Nonstatutory Stock Options. Each Option shall be evidenced by a Notice of Grant, which shall expressly identify the Options as either Incentive Stock Options or as Nonstatutory Stock Options and which shall be in such form and contain such provisions as the Administrator shall from time to time deem appropriate. Without limiting the foregoing, the Administrator may, at any time, or from time to time, authorize the Company, with the consent of the respective holders of outstanding options or rights, to issue Options or Rights in exchange for the surrender and cancellation of any or all outstanding options or rights held by such person. Option agreements shall contain the following terms and conditions:

                          (i)     EXERCISE PRICE; NUMBER OF SHARES.  The Notice
of Grant shall specify the per Share exercise price for the Shares issuable pursuant to an Option, which shall be such price as is determined by the Administrator. The Notice of Grant shall also specify the number of Shares which are subject to the Option.

                          (ii)    WAITING PERIOD, EXERCISE DATES AND TERM.  At
the time an Option is granted, the Administrator will determine the terms and conditions to be satisfied before Shares may be purchased upon exercise of the Option, including the date or dates on which Shares subject to the Option first become available for purchase. The Administrator may specify that an Option may not be exercised until the completion of a specified service period or until certain Company, Subsidiary, Affiliated Company or individual performance objectives are met. Any such period is referred to herein as the "waiting period". At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised, which shall not be earlier than the end of the waiting period, if any, nor, in the case of an Incentive Stock Option, later than ten (10) years, from the date of grant. The Notice of Grant shall specify the term of the Option.

                          (iii)   FORM OF PAYMENT.  The form of payment
acceptable to the Company in payment by an Optionee of the exercise price of Shares to be issued upon exercise of an Option shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and, subject to compliance with the Delaware General Corporation Law, may consist entirely of:

                                  (A)      cash;

                                  (B)      check (personal, cashier's or
certified) or money order;

                                  (C)      promissory note;

                                  (D)      other Shares which (I) in the case
of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender and (II) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised;

                                  (E)      delivery to the Company of (I) a
properly executed exercise notice, (II) irrevocable instructions to a broker to sell a sufficient number of the Shares being exercised to cover the exercise price and to promptly deliver to the Company the amount of sale proceeds required to pay the exercise price and any required tax withholding relating to the exercise, and (III) such other documentation as the Administrator and the broker shall require to effect a same-day exercise and sale;

                                  (F)      delivery to the Company of (I) a
properly executed exercise notice, (II) irrevocable instructions to a broker or other third party acceptable to the Company to hold the Shares being exercised as collateral for a loan to the Optionee of an amount sufficient to cover the exercise price and to promptly deliver to the Company the amount of loan proceeds required to pay the exercise price and any required tax withholding relating to the exercise and (III) such other documentation as the Administrator and the broker or other third party shall require to effect the transaction;

                                  (G)      delivery of an irrevocable
subscription agreement for the Shares which irrevocably obligates the Optionee to take and pay for the Shares not more than twelve months after the date of delivery of such subscription agreement;

                                  (H)      any combination of the foregoing
methods of payment; or

                                  (I)      such other method of payment for the
issuance of Shares as is permitted by the Applicable Laws.

                          (iv)    SPECIAL INCENTIVE STOCK OPTION PROVISIONS.
In addition to the foregoing, Options granted under the Plan which are intended to be Incentive Stock Options under Section 422 of the Code shall be subject to the following terms and conditions:

                                  (A)      Exercise Price.  The per share
exercise price of an Incentive Stock Option shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                                  (B)      Dollar Limitation.  If an Option
granted hereunder to an Optionee is intended to be an Incentive Stock Option, then to the extent that such Option, when considered together with all other incentive stock options held by Optionee (whether granted hereunder or under other plans of the Company or its Parent or Subsidiaries), would cause the Fair Market Value of all shares of stock of the Company, its Parent and Subsidiaries first becoming exercisable by the Optionee during any calendar year to exceed $100,000, such Option shall be treated as a Nonstatutory Stock Option. For purposes of the preceding sentence, (1) options shall be taken into account in the order in which they were granted, and (2) the Fair Market Value of the shares subject to the option shall be determined as of the time the Option or other incentive stock option is granted.

                                  (C)      10% Stockholder.  If any Optionee to
whom an Incentive Stock Option is to be granted pursuant to the provisions of the Plan is, on the date of grant, the owner (as determined under Section 424(d) of the Code) of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of a Parent or Subsidiary of the Company, then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

                                        (I)     The per Share Option price of
Shares subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of Common Stock on the date of grant; and

                                        (II)    The Option shall not have a
term in excess of five (5) years from the date of grant.

Except as modified by the preceding provisions of this subsection 7(a)(iv) and except as otherwise limited by Section 422 of the Code, all of the provisions of the Plan shall be applicable to the Incentive Stock Options granted hereunder.

                          (v)     OTHER PROVISIONS.  Each Option granted under
the Plan may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator.

                          (vi)    BUY-OUT PROVISIONS.  The Administrator may at
any time offer on behalf of the Company to buy out, for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made, provided, however, that buy-out offers made to Insiders may only be payable in cash. Any such cash offer made to an Officer or Director shall comply with the applicable provisions of Rule 16b-3, if any.

                 (b)      SARS.

                          (i)     IN CONNECTION WITH OPTIONS.  At the sole
discretion of the Administrator, SARs may be granted in connection with all or any part of an Option, either concurrently with the grant of the Option or at any time thereafter during the term of the Option. The following provisions apply to SARs that are granted in connection with Options:

                                  (A)      The SAR shall entitle the Optionee
to exercise the SAR by surrendering to the Company unexercised a portion of the related Option. The Optionee shall receive in exchange from the Company an amount equal to the excess of (1) the Fair Market Value, on the date of exercise of the SAR, of the Common Stock covered by the surrendered portion of the related Option over (2) the exercise price of the Common Stock covered by the surrendered portion of the related Option. Notwithstanding the foregoing, the Administrator may place limits on the amount that may be paid upon exercise of an SAR; provided, however, that such limit shall not restrict the exercisability of the related Option.

                                  (B)      When an SAR is exercised, the
related Option, to the extent surrendered, shall be cancelled and shall cease to be exercisable.

                                  (C)      An SAR shall be exercisable only
when and to the extent that the related Option is exercisable and shall expire no later than the date on which the related Option expires.

                                  (D)      An SAR may only be exercised at a
time when the Fair Market Value of the Common Stock covered by the related Option exceeds the exercise price of the Common Stock covered by the related Option.

                          (ii)    INDEPENDENT OF OPTIONS.  At the sole
discretion of the Administrator, SARs may be granted independently without related Options. The following provisions apply to SARs that are not granted in connection with Options:

                                  (A)      The SAR shall entitle the Optionee,
by exercising the SAR, to receive from the Company an amount equal to the excess of (1) the Fair Market Value of the Common Stock covered by the exercised portion of the SAR, as of the date of such exercise, over (2) the Fair Market Value of the Common Stock covered by the exercised portion of the SAR, as of the date on which the SAR was granted; provided, however, that the Administrator may place limits on the aggregate amount that may be paid upon exercise of an SAR.

                                  (B)      To the extent that an SAR is
exercised, it shall be cancelled and shall cease to be exercisable.

                                  (C)      SARs shall be exercisable, in whole
or in part, at such times as the Administrator shall specify in the Optionee's SAR Agreement.

                                  (D)      An SAR may only be exercised at a
time when the Fair Market Value of the Common Stock on the exercise date exceeds the Fair Market Value of the Common Stock on the date of grant of the SAR.

                          (iii)   FORM OF PAYMENT.  Unless otherwise specified
in the SAR Agreement, the Company's obligation arising upon the exercise of an SAR may be paid in Common Stock or in cash, or in any combination of Common Stock and cash, as the Administrator, in its sole discretion, may determine. Shares issued upon the exercise of an SAR shall be valued at their Fair Market Value as of the date of exercise.

                          (iv)    RULE 16b-3.  SARs granted to Insiders shall
be subject to any additional restrictions of Rule 16b- 3 applicable to SARs granted to such persons. An Insider may only exercise an SAR during such time or times as are permitted by Rule 16b-3.

                 (c)      EXERCISE OF OPTIONS AND SARS.

                          (i)     RIGHT TO EXERCISE.  Any Option or SAR granted
hereunder shall be exercisable at such times and under such conditions as are determined by the Administrator and as shall be permissible under the terms of the Plan.

                          (ii)    NO FRACTIONAL SHARES.  An Option or SAR may
not be exercised for a fraction of a Share.

                          (iii)   PROCEDURE FOR EXERCISE.  An Option or SAR
shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option or SAR by the person entitled to exercise the Option or SAR and full payment for the Shares with respect to which the Option or SAR is being exercised has been received by the Company. Full payment may, as authorized by the Administrator (and, in the case of an Incentive Stock Option, determined at the time of grant) and permitted by the Option Agreement, consist of any consideration and method of payment allowable under the Plan.

                          (iv)    RIGHTS AS A STOCKHOLDER.  Until the issuance
(as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

                          (v)     EFFECT OF EXERCISE.  Exercise of an Option in
any manner shall result in a decrease in the number of Shares which thereafter shall be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised. Exercise of an SAR in any manner shall, to the extent the SAR is exercised, result in a decrease in the number of Shares which thereafter shall be available for purposes of the Plan, and the SAR (and the related Option, if any) shall cease to be exercisable to the extent it has been exercised.

                          (vi)    LEAVE OF ABSENCE.  Options and SARs held by
an Optionee shall not be exercisable during the Optionee's leave of absence from his or her employment or consulting relationship with the Company, any Parent or Subsidiary or any Affiliated Company, regardless of the length of such leave, except as otherwise required by law. With respect to an Optionee's leave of absence which is ninety (90) days or less in duration, vesting of all Options and SARs held by the Optionee shall continue uninterrupted during such leave unless otherwise provided in the Option or SAR Agreement. With respect to an Optionee's leave of absence which is more than ninety (90) days in duration, vesting of any or all Options and SARs held by such Optionee shall be suspended until the end of such leave unless (i) otherwise expressly provided in the Option or SAR Agreement or (ii) prohibited by an applicable law or regulation. The employment of an Optionee who takes a leave of absence of more than 90 days after which such Optionee is not guaranteed re-employment by contract or statute shall be deemed to have terminated for purposes of the Plan on the ninety-first (91st) day of such leave of absence.

                 (d) RULE 16b-3. Options and SARs granted to Insiders must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                 (e)      EFFECT OF TERMINATION.

                          (i)     TERMINATION OF EMPLOYMENT OR CONSULTING
RELATIONSHIP. In the event an Optionee's Continuous Status as an Employee or Consultant terminates (other than upon the Optionee's death or Disability), such Optionee may exercise his or her Option or SAR, but (A) only to the extent that the Optionee was entitled to exercise it at the date of such termination, unless otherwise permitted by the Administrator, and (B) only within such period of time following the date of such termination not exceeding five (5) years as is determined by the Administrator (with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding three (3) months) and in no event later than the expiration of the term of such Option or SAR as set forth in the Option or SAR Agreement. To the extent that Optionee was not entitled to exercise an Option or SAR at the date of such termination, and to the extent that the Optionee does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

                          (ii)    DISABILITY OF OPTIONEE.  In the event an
Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option or SAR, but (A) only to the extent that the Optionee was entitled to exercise it at the date of such termination, unless otherwise permitted by the Administrator, and (B) only within such period of time following the date of termination due to Disability not exceeding ten (10) years as is determined by the Administrator (with such determination being made at the time of grant of the Option in the case of an Incentive Stock Option and not exceeding one (1)
year) and in no event later than the expiration of the term of such Option or SAR as set forth in the Option or SAR Agreement. To the extent that Optionee was not entitled to exercise an Option or SAR at the date of such termination, and to the extent that the Optionee does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

                          (iii)   DEATH OF OPTIONEE.  In the event of an
Optionee's death during the term of an Option or SAR, the Optionee's estate or a person who acquired the right to exercise the deceased Optionee's Option or SAR by bequest or inheritance may exercise the Option or SAR, but (A) only to the extent that the Optionee was entitled to exercise it at the date of death, unless otherwise permitted by the Administrator and (B) only within such period of time following the date of death not exceeding ten (10) years as is determined by the Administrator, and in no event later than the expiration of the term of such Option or SAR as set forth in the Option or SAR Agreement. To the extent that Optionee was not entitled to exercise an Option or SAR at the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

         8.      STOCK PURCHASE RIGHTS.

                 (a) RIGHTS TO PURCHASE. Stock Purchase Rights may be issued either alone, in addition to or in tandem with other awards granted under the Plan and/or awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in a written Notice of Grant of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, the form of payment that is acceptable (which may, in the discretion of the Administrator, include any form of payment enumerated in Section 7(a)(iii) hereof), and the time within which the offeree must accept such offer, which shall in no event exceed sixty (60) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator and payment of the purchase price. Shares purchased pursuant to a Stock Purchase Right shall be referred to herein as "Restricted Stock".

                 (b) REPURCHASE OPTION. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's Continuous Status as an Employee or Consultant for any reason

(including death or Disability). The purchase price for Shares repurchased by the Company pursuant to the provisions of the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company, whether or not such indebtedness is related to the original purchase of the Shares being repurchased by the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

                 (c) OTHER PROVISIONS. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. The provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

                 (d) RULE 16b-3. Stock Purchase Rights granted to Insiders, and Shares purchased by Insiders pursuant to Stock Purchase Rights, shall be subject to such additional conditions or restrictions of Rule 16b-3 as may be applicable thereto in order to qualify for the maximum exemption from
Section 16 of the Exchange Act with respect to Plan transactions.

                 (e) RIGHTS AS A STOCKHOLDER. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.

         9. STOCK BONUS AWARDS. Stock Bonus Awards may be granted either alone, in addition to or in tandem with other awards granted under the Plan and/or awards made outside of the Plan. Stock Bonus Awards shall not require payment by the Optionee of any consideration for the Shares covered by the Stock Bonus Award. The Administrator shall determine, in its sole discretion, the terms, conditions and restrictions relating to each Stock Bonus Award and shall determine any performance or employment-related factors to be considered in the granting of Stock Bonus Awards and the extent to which such Stock Bonus Awards have been earned. Shares issued pursuant to a Stock Bonus Award may be made subject to various conditions, including vesting or forfeiture provisions. Stock Bonus Awards may vary from participant to participant and between groups of participants. Each Stock Bonus Award shall be confirmed by, and be subject to the terms of, a Stock Bonus Award agreement.

         10.     LONG-TERM PERFORMANCE AWARDS.

                 (a) AWARDS. Long-Term Performance Awards are cash or stock bonus awards that may be granted either alone, in addition to or in tandem with other awards granted under the Plan and/or awards made outside of the Plan. Long-Term Performance Awards shall not require payment by the Optionee of any consideration for the Long-Term Performance Award or for the Shares covered by such award. The Administrator shall determine the nature, length and starting date of any performance period (the "Performance Period") for each Long-Term Performance Award and shall determine the performance or employment factors, if any, to be used in the determination of the value of Long-Term Performance Awards and the extent to which such Long-Term Performance Awards have been earned. Shares issued pursuant to a Long-Term Performance Award may be made subject to various conditions, including vesting or forfeiture provisions. Long-Term Performance Awards may vary from participant to participant and between groups of participants and shall be based upon the achievement of Company, Subsidiary, Parent, Affiliated Company and/or individual performance factors or upon such other criteria as the Administrator may deem appropriate. Performance Periods may overlap and participants may participate simultaneously with respect to Long-Term Performance Awards that are subject to different Performance Periods and different performance factors and criteria. Long-Term Performance Awards shall be confirmed by, and be subject to the terms of, a Long-Term Performance Award agreement.

                 (b) VALUE OF AWARDS. At the beginning of each Performance Period, the Administrator may determine for each Long-Term Performance Award subject to such Performance Period the range of dollar values and/or numbers of shares of Common Stock to be awarded to the participant at the end of the Performance Period if and to the extent that the relevant measures of performance for such Long-Term Performance Award are met. Such dollar values or numbers of shares of Common Stock may be fixed or may vary in accordance with such performance or other criteria as may be determined by the Administrator.

                 (c) ADJUSTMENT OF AWARDS. Notwithstanding the provisions of Section 15 hereof, the Administrator may, after the grant of Long-Term Performance Awards, adjust the performance factors applicable to such Long-Term Performance Awards to take into account changes in the law or in accounting or tax rules and to make such adjustments as the Administrator deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships.

         11. NON-TRANSFERABILITY OF OPTIONS. Options and Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The designation of a beneficiary by an Optionee does not constitute a transfer. An Option or Right may be exercised, during the lifetime of the Optionee, only by the Optionee or by a transferee permitted by this Section 11.

         12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER, ASSET SALE OR CHANGE OF CONTROL.

                 (a) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Right, as well as the price per share of Common Stock covered by each such outstanding Option or Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive.

                 (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option or Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Administrator may, in the exercise of its sole discretion in such instances, declare that all Options and Rights shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option or Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Right would not otherwise be exercisable.

                 (c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, each outstanding Option and Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. However, the Administrator may, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option or Right in full, including Shares as to which such Options or Rights would not otherwise be exercisable. If the Administrator makes an Option or Right fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Right shall be fully exercisable for a period of time determined by the Administrator from the date of such notice, and the Option or Right will terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Right shall be considered assumed if, immediately following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option or Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and, if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option or Right, for each Share of Optioned Stock subject to the Option or Right, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

                 (d) CHANGE IN CONTROL. In the event of a "Change in Control" of the Company, as defined in paragraph (e) below, unless otherwise determined by the Administrator prior to the occurrence of such Change in Control, any Options and Rights outstanding on the date such Change in Control is determined to have occurred that are not yet exercisable and vested on such date shall become fully exercisable and vested.

                 (e) DEFINITION OF "CHANGE IN CONTROL". For purposes of this Section 12, a "Change in Control" means the happening of any of the following:

                          (i)     When any "person", as such term is used in
Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

                          (ii)    The stockholders of the Company approve a
merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or

                          (iii)   A change in the composition of the Board of
Directors of the Company, as a result of which fewer than a majority of the directors in office are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the date the Plan is approved by the stockholders, or (B) are elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

                 (f) NO OTHER ADJUSTMENTS. Except as expressly provided or authorized herein, no issuance by the Company of shares of stock of any class, or securities convertible into or exercisable for shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Right.

         13.     STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS.

                 (a) ABILITY TO USE STOCK TO SATISFY WITHHOLDING. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this Section 13. When an Optionee incurs tax liability in connection with the award, vesting or exercise of an Option or Right, which tax liability is subject to tax withholding under applicable tax laws (including federal, state and local laws), and the Optionee is obligated to pay the Company an amount required to be withheld under such applicable tax laws, the Optionee may satisfy the withholding tax obligation (up to an amount calculated by applying such Optionee's maximum marginal tax rate) by electing to have the Company withhold from the Shares to be issued upon award, vesting or exercise of the Option or Right that number of Shares, or by delivering to the Company that number of previously owned Shares, having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld or delivered, as the case may be, shall be determined on the date that the amount of tax to be withheld is determined (the "Tax Date").

                 (b) ELECTION TO HAVE STOCK WITHHELD. All elections by an Optionee to have Shares withheld or to deliver previously owned Shares pursuant to this Section 13 shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

                          (i)     the election must be made on or prior to the
applicable Tax Date;

                          (ii)    all elections shall be subject to the consent
or disapproval of the Administrator; and

                          (iii)   if the Optionee is an Insider, the election
must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                 (c) SECTION 83(b) ELECTIONS. In the event that an election to have Shares withheld is made by an Optionee, no election is filed under Section 83(b) of the Code by such Optionee and the Tax Date is deferred under Section 83 of the Code, the Optionee shall receive the full number of Shares with respect to which the Option or Right has been awarded, has vested or has been exercised, as the case may be, but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

         14. TIME OF GRANTING OPTIONS AND RIGHTS. The date of grant of an Option or Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Right or such future date as is specified in the resolutions of the Administrator grating such Option or Right. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Right is so granted within a reasonable time after the date of such grant.

         15.     AMENDMENT AND TERMINATION OF THE PLAN.

                 (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or terminate the Plan, but no amendment, alteration, suspension or termination shall be made which would impair the rights of any Optionee under any Option or Right theretofore granted without his or her consent.

                 (b) STOCKHOLDER APPROVAL. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor statute or rule or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

                 (c) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment, alteration, suspension or termination of the Plan shall not adversely affect Options or Rights already granted and such Options and Rights shall remain in full force and effect as if this Plan had not been amended, altered, suspended or terminated, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

         16.     CONDITIONS UPON ISSUANCE OF SHARES.

                 (a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to the award, vesting or exercise of an Option or Right unless the award, vesting or exercise of such Option or Right, as the case may be, and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                 (b) INVESTMENT REPRESENTATION. As a condition to the receipt of Shares upon the award, vesting or exercise of an Option or Right, the Company may require the person receiving such Shares to represent and warrant at the time of any such award, vesting or exercise that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

                 (c) REGULATORY AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

                 (d) GRANTS EXCEEDING ALLOTTED SHARES. If the Optioned Stock covered by an Option or Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Option or Right shall be void with respect to such excess Optioned Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15(b) of the Plan.

         17. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         18. AGREEMENTS. Options and Rights shall be evidenced by written agreements in such form as the Administrator shall approve from time to time.

         19. STOCKHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted as provided in Section 6. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.

         20. NO EMPLOYMENT OR CONSULTING AGREEMENT. Neither the Plan nor any Option or Right nor any agreement evidencing such awards nor the vesting thereof shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

         21. PERFORMANCE-BASED PLAN LIMITATION. The following limitations shall apply to grants of Options to Employees:

                 (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 500,000 Shares.

                 (ii) In connection with his or her initial employment, an Employee may be granted Options to purchase up to an additional 500,000 Shares, which shall not count against the limit set forth in subsection (i) above.

                 (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 12.

                 (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 12), the cancelled Option will be counted against the limit set forth in this Section 21. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

                                 APPENDIX II

                             VLSI TECHNOLOGY, INC

                             AMENDED AND RESTATED
                         EMPLOYEE STOCK PURCHASE PLAN

(Amended and Restated Plan adopted by the Board of Directors on January 15, 1987, amended by the Board on April 22, 1987, February 17, 1989, March 6, 1991, February 11, 1992, February 10, 1993 and February __, 1995 and subject to stockholder approval at the 1995 Annual Meeting of Stockholders; first approved by the stockholders on April 22, 1987).

         1. ESTABLISHMENT OF PLAN. VLSI Technology, Inc. (the "Company") proposes to grant options for purchase of the Company's Common Stock to eligible employees of the Company and Subsidiaries (as hereinafter defined) pursuant to this Amended and Restated Employee Stock Purchase Plan (the "Plan"). For purposes of this Plan, "parent corporation" and "Subsidiary" (collectively, "Subsidiaries") shall have the same meanings as "parent corporation" and "subsidiary corporation" in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The Company intends that the Plan shall qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments or replacements of such section), and the Plan shall be so construed. Any term not expressly defined in the Plan but defined for purposes of such Section 423 shall have the same definition herein. A total of 9,000,000 shares of Common Stock are reserved for issuance under the Plan, of which 2,400,000 shares shall be subject to stockholder approval at the 1995 Annual Meeting of Stockholders. Such number shall be subject to adjustments effected in accordance with Section 14 of the Plan. All shares purchased under the Plan since its initial adoption on August 1, 1983 shall be counted against the 9,000,000 shares reserved under the Plan.

         2. PURPOSES. The purpose of the Plan is to provide employees of the Company and Subsidiaries with a convenient means to acquire an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and Subsidiaries, and to provide an incentive for continued employment.

         3.      ADMINISTRATION.

                 (a) ADMINISTRATIVE BODY. The Plan is administered by the Compensation Committee appointed by the Board of Directors of the Company or, if no such Committee has been appointed, then by the Board of Directors of the Company (in which event all references herein to the Compensation Committee shall be to the Board of Directors). Subject to the provisions of the Plan, the limitations of Section 423 of the Code or any successor provision in the Code and the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any successor provision ("Rule 16b-3"), all questions of interpretation or application of the Plan shall be determined by the Compensation Committee, and its decisions shall be final and binding upon all participants. Members of the Compensation Committee shall receive no compensation for their services in connection with the administration of the Plan, other than standard fees as established from time to time by the Board of Directors of the Company for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

                 (b) Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection (a) of this Section 3, in the event that Rule 16b-3 provides specific requirements for the administrators of plans of this type, the Plan shall only be administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

         4. ELIGIBILITY. Any employee of the Company or the Subsidiaries is eligible to participate in an Offering Period (as hereinafter defined) under the Plan except the following:

                 (a) employees who are not employed by the Company or Subsidiaries on the fifteenth (15th) day of the month before the beginning of such Offering Period;

                 (b) employees who are customarily employed for less than twenty (20) hours per week;

                 (c) employees who are customarily employed for less than five (5) months in a calendar year;

                 (d) employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock and/or hold options to purchase stock or who, as a result of being granted an option under the Plan with respect to such Offering Period, would own stock and/or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries; and

                 (e) employees who would, by virtue of their participation in such Offering Period, be participating simultaneously in more than one Offering Period under the Plan.

         5. OFFERING DATES. The Plan is implemented by overlapping offering periods of twenty-four (24) months duration (the "Offering Period"). The first Offering Period with a 24-month duration shall commence on May 1, 1987. Subsequent Offering Periods shall commence May 1 and November 1 of each year and end on the second April 30 and October 31, respectively, thereafter. The first day of each Offering Period is referred to as the "Offering Date." Each Offering Period shall consist of four six-month purchase periods (individually, a "Purchase Period") during which payroll deductions of the participant are accumulated under this Plan. Each such six-month Purchase Period shall commence on each May 1 and November 1 of an Offering Period and shall end on the next October 31 and April 30, respectively. The last business day of each Purchase Period is hereinafter referred to as the "Purchase Date." The Board of Directors of the Company shall have the power to change the duration of Offering Periods or Purchase Periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period or Purchase Period, as the case may be, to be affected.

         6. PARTICIPATION IN THE PLAN. Eligible employees may become participants in an Offering Period under the Plan on the first Offering Date after satisfying the eligibility requirements by delivering to the Company's or Subsidiary's (whichever employs such employee) payroll office (the

"payroll office") not later than the fifteenth (15th) day of the month before such Offering Date (unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period) a subscription agreement authorizing payroll deductions. An eligible employee who does not deliver a subscription agreement to the payroll office by such date after becoming eligible to participate in such Offering Period under the Plan shall not participate in that Offering Period or any subsequent Offering Period unless such employee subsequently enrolls in the Plan by filing the subscription agreement with the payroll office not later than the fifteenth
(15th) day of the month preceding a subsequent Offering Date. Once an employee becomes a participant in the Plan, such employee will automatically participate in each successive Offering Period until such time as such employee withdraws from the Plan or terminates further participation in a given Offering Period as set forth below, and is not required to file any additional subscription agreements for subsequent Offering Periods in order to continue participation in the Plan. A participant in the Plan may participate in only one Offering Period at any time.

         7.      GRANT OF OPTION ON ENROLLMENT.

                 (a) ENROLLMENT; MAXIMUM SHARES SUBJECT TO OPTION. Enrollment by an eligible employee in the Plan with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such employee of an option to purchase on each Purchase Date up to that number of shares of Common Stock of the Company determined by dividing the amount accumulated in such employee's payroll deduction account during such Purchase Period by the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date (the "Entry Price") or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Purchase Date; provided, however, that the number of shares of the Company's Common Stock subject to any option granted pursuant to this Plan shall not exceed the lesser of (A) the aggregate of the maximum number of shares set by the Compensation Committee pursuant to Section 10(c) below with respect to each Purchase Period within the applicable Offering Period, or (B) 8,400 shares. The number of shares of Common Stock which are exercisable on a given Purchase Date within an Offering Period shall be determined by dividing the employee's payroll deductions accumulated during the Purchase Period ending on such Purchase Date by the lower of the Entry Price for such Offering Period or eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on such Purchase Date; provided, however, that the number of shares exercisable on any Purchase Date shall not exceed the lesser of (x) the maximum number of shares set by the Compensation Committee pursuant to Section 10(c) below with respect to such Purchase Period, or (y) 8,400 shares less any shares purchased by such employee on prior Purchase Dates within the same Offering Period. Fair market value of a share of the Company's Common Stock shall be determined as provided in Section 8 hereof.

                 (b) RE-ENROLLMENT. Re-enrollment by a participant in the Plan (but not merely a change in the level of payroll deductions other than a reduction of payroll deductions to 0%) will constitute the grant by the Company to the participant of a new option on the first day of the next Offering Period that commences on or after the date that such re-enrollment occurs. Any participant whose option expires and who has not withdrawn from the Plan will automatically be re-enrolled in the Plan and granted a new option on the Offering Date of the next Offering Period.

         8.      PURCHASE PRICE.

                 (a) PURCHASE PRICE DETERMINATION. The purchase price per share at which a share of Common Stock will be sold in any Offering Period shall be eighty-five percent (85%) of the lesser of:

                          (i)   The fair market value on the Offering Date; or

                          (ii)  The fair market value on the Purchase Date.

                 (b) FAIR MARKET VALUE. For purposes of the Plan, the term "fair market value" on a particular date shall mean the following amount for such date (or, if no prices are reported for such date, then for the last date prior thereto for which prices were reported): (i) the closing price of a share of the Company's Common Stock, as reported on the NASDAQ National Market System or as reported on such other stock exchange or market system as the Common Stock is traded on, or (ii) if no closing price for the Common Stock is so quoted, then the average of the closing bid and asked prices, or (iii) if neither of the foregoing is reported, then as determined by the Compensation Committee.

         9.      PAYROLL DEDUCTIONS; ISSUANCE OF SHARES.

                 (a) PAYROLL DEDUCTION PERCENTAGE; ELIGIBLE COMPENSATION. The purchase price of the shares is accumulated by regular payroll deductions made during each Purchase Period, which deductions are to be made as a percentage of the employee's regular compensation. Upon initial subscription to an Offering Period under the Plan, a participant must authorize a deduction of not less than one-tenth of one percent (0.1%) and not more than ten percent (10%) of the participant's regular compensation (the "Initial Deduction Rate"). All deduction percentages of less than one percent (1%) may only be made in increments of one-tenth of one percent (0.1%). All deduction percentages of one percent (1%) or more (up to the maximum of ten percent (10%)) may only be made in increments of one percent (1%). Regular compensation shall mean all gross earnings, including regular straight time pay, payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, and commissions, but excluding profit sharing and any other income (such as relocation expenses, automobile reimbursement, severance payments or other employee benefits). For purposes of determining a participant's compensation, any election by such participant to reduce his/her regular cash remuneration under Code Section 125 or 401(k) shall be treated as if the participant did not make such election. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to be made on each payday during the Offering Period unless altered or terminated as provided in the Plan.

                 (b) CHANGE IN RATE OF PAYROLL DEDUCTIONS. A participant may decrease (but not increase) the rate of payroll deductions during a Purchase Period by filing with the payroll office a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing more than fifteen (15) days after the payroll office's receipt of the authorization. Such change in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one change may be made effective during any Purchase Period. Notwithstanding subsection (a) of this Section 9, a participant may decrease the rate of payroll deductions during a Purchase Period to a rate of zero percent (0%) after the Initial Deduction Rate has been chosen and at least one deduction has been made in accordance therewith during the Purchase Period. In such a case, the participant will continue to participate in the current Purchase Period to the extent of payroll deductions that have been made during such Purchase Period and prior to the reduction of the rate to 0%, but such participant will be considered to have withdrawn from any future Purchase Periods during such Offering Period and from the Plan effective immediately following the Purchase Date relating to the Purchase Period during which such reduction in payroll deductions to 0% was made such that the total amount of payroll deductions made during such Purchase Period are used to purchase shares of Common Stock in accordance with Section 7(a) hereof; PROVIDED, HOWEVER, that a participant who so withdraws from the Plan may re-enroll in the Plan for the next or any subsequent Offering Period following such withdrawal pursuant to
Section 6 hereof. A participant may increase (subject to the limitations contained herein) or decrease the rate of payroll deductions for any subsequent Purchase Period by filing with the payroll office a new authorization for payroll deductions not later than the fifteenth (15th) day of the month before the beginning of such Purchase Period. Such changed rate of payroll deductions shall be subject to the limitations described in Subsection (a) of this Section 9.

                 (c) NO SEGREGATION OF PAYROLL DEDUCTIONS REQUIRED; NO INTEREST. All payroll deductions made for a participant are credited to his/her account under the Plan and are deposited with the general funds of the Company; no interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

                 (d) PURCHASE OF SHARES. On each Purchase Date, so long as the Plan remains in effect and provided that the participant has not submitted a signed and completed withdrawal form before that date which notifies the Company that the participant wishes to withdraw from that Offering Period under the Plan and have all payroll deductions accumulated in the participant's account on that date returned to him/her, the Company shall apply the funds then in the participant's account to the purchase of whole shares of Common Stock reserved under the option granted to such participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The purchase price per share shall be as specified in Section 8 of the Plan. Any amount remaining in such participant's account after a purchase of shares on a Purchase Date shall, to the extent that such amount is less than the amount necessary to purchase a full share of Common Stock of the Company, be retained in such participant's payroll deduction account and treated as an amount contributed to such account in the next succeeding Purchase Period or, if the Purchase Date is the last Purchase Date in an Offering Period, in the next succeeding Offering Period. Any additional cash remaining to the credit of a participant's account after such purchase of shares shall be refunded to such participant in cash. In the event that the Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the participant. No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in the Plan has terminated prior to such Purchase Date.

                 (e) DELIVERY OF STOCK CERTIFICATES. Subject to the provisions of this Plan, as promptly as practicable after the Purchase Date, the Company shall cause to be delivered to the participant certificates representing the shares purchased by the participant. Delivery shall be deemed effective for all purposes when the Company's stock transfer agent deposits the stock certificates in the United States mail addressed to the participant at the address specified by the participant on the subscription agreement.

                 (f) EXERCISE OF OPTION ONLY BY PARTICIPANT. During a participant's lifetime, such participant's option to purchase shares hereunder is exercisable only by him/her. The participant will have no interest or voting right in shares covered by his/her option until such option has been exercised. Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his/her spouse.

         10.     LIMITATIONS ON SHARES TO BE PURCHASED.

                 (a) $25,000 LIMITATION. No employee shall be entitled to purchase stock under the Plan at a rate which, when aggregated with his/her rights to purchase stock under all other employee stock purchase plans of the Company or any Subsidiary, exceeds $25,000 in fair market value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in the Plan.

                 (b) MAXIMUM NUMBER OF SHARES. No more than 8,400 shares may be purchased by a participant on any single Purchase Date or during any single Offering Period.

                 (c) DECREASE IN MAXIMUM SHARES BY COMMITTEE. No employee shall be entitled to purchase more than the Maximum Share Amount (as defined below) on any single Purchase Date. Not less than thirty days prior to the commencement of any Purchase Period, the Compensation Committee may, in its sole discretion, set a maximum number of shares which may be purchased by any employee on any single Purchase Date (hereinafter the "Maximum Share Amount"). In no event shall the Maximum Share Amount exceed the amounts permitted under
Section 10(b) above. If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount not less than fifteen days prior to the commencement of the next Purchase Period. Once the Maximum Share Amount is set, it shall continue to apply in respect of all succeeding Purchase Dates and Purchase Periods unless revised or rescinded by the Compensation Committee as set forth above.

                 (d) EQUITABLE ALLOCATION OF REMAINING SHARES. If the number of shares to be purchased on a Purchase Date by all employees participating in the Plan exceeds the number of shares then available for issuance under the Plan, the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as the Compensation Committee shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be purchased under a participant's option to each employee affected thereby.

                 (e) RETURN OF EXCESS PAYROLL DEDUCTIONS. Any payroll deductions accumulated in a participant's account which are not used to purchase stock due to the limitations in this Section 10 shall be returned to the participant as soon as practicable after the end of the Offering Period.

         11.     WITHDRAWAL.

                 (a) METHODS OF WITHDRAWAL. Each participant may withdraw from a Purchase Period and an Offering Period under the Plan by signing and delivering to the payroll office notice on a form provided for such purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period. In addition, a participant's reduction of his or her payroll deduction rate to zero percent (0%) pursuant to Section 9(b) constitutes a withdrawal from the Plan immediately following the Purchase Date relating to the Purchase Period during which such reduction was made.

                 (b) EFFECT OF WITHDRAWAL. Upon withdrawal from the Plan, the accumulated payroll deductions shall be returned to the withdrawn employee and his/her interest in the Plan shall terminate. In the event an employee voluntarily elects to withdraw from the Plan, he/she may not resume his/her participation in the Plan during the same Offering Period, but he/she may participate in any Offering Period under the Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth above for initial participation in the Plan.

                 (c) EXERCISE, WITHDRAWAL AND ENROLLMENT IN NEXT OFFERING PERIOD. A participant may participate in the current Purchase Period (the "Current Purchase Period") under an Offering Period (the "Current Offering Period") and enroll in the Offering Period commencing immediately after the Current Purchase Period (the "New Offering Period") by (i) withdrawing from participation in the Current Offering Period effective as of immediately following the purchase of shares on the Purchase Date of the Current Purchase Period within the Current Offering Period and (ii) enrolling in the New Offering Period. Such withdrawal and enrollment shall be effected by filing with the payroll office such form or forms as are provided for such purposes.

         12. TERMINATION OF EMPLOYMENT. Termination of a participant's employment for any reason, including retirement or death or the failure of a participant to remain an eligible employee, terminates his/her participation in the Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned to him/her or, in the case of his/her death, to his/her legal representative. For this purpose, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company in the case of sick leave, military leave, or any other leave of absence approved by the Board of Directors of the Company; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

         13. RETURN OF PAYROLL DEDUCTIONS. In the event an employee's interest in the Plan is terminated by withdrawal, termination of employment or otherwise, or in the event the Plan is terminated or suspended by the Board of Directors of the Company, the Company shall promptly deliver to the employee all payroll deductions credited to his/her account. No interest shall accrue on the payroll deductions of a participant in the Plan.

         14.     CAPITAL CHANGES.

                 (a) STOCK SPLITS. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the

Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

                 (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that the options under the Plan shall terminate as of a date fixed by the Board and give each participant the right to exercise his/her option as to all of the optioned stock, including shares which would not otherwise be exercisable.

                 (c) SALE OF ASSETS OR MERGER. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option as to all of the optioned stock, including shares as to which the option would not otherwise be exercisable. If the Board makes an option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the participant that the option shall be fully exercisable for a period of twenty (20) days from the date of such notice, and the option will terminate upon the expiration of such period.

                 (d) ADJUSTMENT OF RESERVES. The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

                 (e) NO OTHER ADJUSTMENTS. Except as expressly provided or authorized herein, no issuance by the Company of shares of stock of any class, or securities convertible into or exercisable for shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

         15. NONASSIGNABILITY. No rights or accumulated payroll deductions of an employee under the Plan may be pledged, assigned or transferred for any reason and any such attempt may be treated by the Company as an election by such employee to withdraw from the Plan.

         16. REPORTS. Individual accounts will be maintained for each participant in the Plan. Each participant shall receive promptly after the end of each Purchase Period a report of his/her account setting forth the total payroll deductions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Purchase Period or Offering Period, as the case may be.

         17. NOTICE OF DISPOSITION. Each participant shall notify the Company if the participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two years from the Offering Date or within six months from the Purchase Date on which such shares were purchased (the "Notice Period"). Unless such participant is disposing of any of such shares during the Notice Period, such participant shall keep the certificates representing such shares in his/her name (and not in the name of a nominee) during the Notice Period. The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to the Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on certificates.

         18. NO OBLIGATION OF EMPLOYMENT. Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Subsidiary or restrict the right of the Company or any Subsidiary to terminate such employee's employment.

         19.     DURATION, AMENDMENT AND TERMINATION OF THE PLAN.

                 (a) DURATION OF THE PLAN. This Plan shall continue until the earlier to occur of termination by the Board of Directors of the Company or issuance of all of the shares of Common Stock reserved for issuance under the Plan.

                 (b) ABILITY TO AMEND OR TERMINATE THE PLAN. The Board may at any time amend, alter, suspend or discontinue the Plan.

                 (c) EFFECT OF AMENDMENT. Except for limitations expressly permitted by this Plan, amendments or alterations to the Plan or to options under the Plan which would impair the rights of any participant in the Plan shall not be effective with respect to any option theretofore granted unless the consent of the participant holding such option is obtained. Amendments which do not impair the rights of participants shall be effective with respect to all options under the Plan, whether theretofore or thereafter granted; provided, however, that no such amendment shall be effective with respect to previously granted options if such amendment would constitute a modification to such options (as defined in Section 424 of the Code) and such modification would disqualify such options from treatment as qualified options under Section 421 of the Code.

                 (d)      EFFECT OF TERMINATION.  Any suspension,
discontinuation or termination of the Plan shall automatically terminate all options outstanding hereunder and any payroll deductions held in participants' accounts under the Plan at the time of such termination shall be returned to such participants without interest.

                 (e) STOCKHOLDER APPROVAL OF AMENDMENTS. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or with Section 423 of the Code (or any successor statute or rule or other applicable law, rule or regulation), such stockholder approval to be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

         20.     DEATH OF PARTICIPANT.

                 (a) FILING OF DESIGNATION OF BENEFICIARY. A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of a Purchase Period but prior to delivery to him/her of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to a Purchase Date. Such designation of beneficiary may be changed by the participant at any time by written notice.

                 (b) DEATH WITHOUT EFFECTIVE DESIGNATION OF BENEFICIARY. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         21.     CONDITIONS UPON ISSUANCE OF SHARES.

                 (a) GENERAL. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                 (b) INVESTMENT REPRESENTATION. As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         22. ADDITIONAL RESTRICTIONS OF RULE 16B-3. The terms and conditions of options granted hereunder to, and the terms and conditions the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.


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